Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Table of Contents	Page
Investor Letter	3
Use of Non-GAAP Measures and Selected Operating Performance Measures	4
Financial Highlights	5

Fourth Quarter Results
Net Income (Loss)	7
Net Operating Income (Loss) by Segment	8
Consolidated Net Income (Loss) by Quarter	9
Net Operating Income (Loss) by Segment by Quarter	10
Consolidated Balance Sheets	11-12
Consolidated Balance Sheets by Segment	13-14
Deferred Acquisition Costs Rollforward	15

Quarterly Results by Segment
Net Operating Income (Loss) by Segment	17-20
Net Operating Income (Loss) and Sales—Retirement and Protection	22-31
Net Operating Income and Sales—International	33-43
Net Operating Loss and Sales—U.S. Mortgage Insurance	45-54
Net Operating Income (Loss)—Corporate and Other	56

Additional Financial Data
Investments Summary	58
Fixed Maturity Securities Summary	59
Additional Information on Mortgage-backed and Asset-backed Securities by Vintage	60
Commercial Mortgage Loans Summary	61-62
General Account GAAP Net Investment Income Yields	63
Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail	64

Reconciliations of Non-GAAP Measures
Reconciliation of Operating Return on Equity (ROE)	66
Reconciliation of Expense Ratio	67
Reconciliation of Core Premiums	68
Reconciliation of Core Yield	69

Corporate Information
Industry Ratings	71-72

Note:

Unless otherwise noted, references in this financial supplement to net income (loss), net income (loss) per share, net operating income (loss), net operating income (loss) per share, book value and book value per common share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Dear Investor,

In December 2009, the company began reporting the institutional and corporate-owned life insurance products in Corporate and Other activities, as they were deemed non-strategic. These products were previously included in the Retirement and Protection segment, with the corporate-owned life insurance product reported as part of the long-term care insurance business. All prior period amounts have been re-presented.

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Alicia Charity

Senior Vice President

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding net income attributable to noncontrolling interests, after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A significant component of net investment gains (losses) is the result of impairments, size and the timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) are often subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in the company’s opinion, they are not indicative of overall trends. While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss), and measures that are derived from or incorporate net operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies. The table on page 8 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the three and twelve months ended December 31, 2009 and 2008. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 66 through 69 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metrics as a measure of volume of new and renewal business generated in a period. “Sales” refer to (1) annualized first-year premiums for term life insurance, long-term care insurance and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross and net flows, which represent gross flows less redemptions, for the wealth management business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where the company earns a fee for administrative services only business, for lifestyle protection insurance business; (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums, net of cancellations, for the Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods.

The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be measures of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than measures of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for the wealth management business, insurance in-force and risk in-force. Assets under management for the wealth management business represent third-party assets under management that are not consolidated in the financial statements. Insurance in-force for the life insurance, international and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for the international and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. The company considers assets under management for its wealth management business, insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date, rather than measures of the company’s revenues or profitability during that period.

This financial supplement also includes a metric related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales and other loan workouts and claim mitigation actions. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this metric helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$12,440	$12,394	$11,839	$11,527	$11,988	$12,317	$12,616	$12,760
Total accumulated other comprehensive income (loss)	(164)	23	(1,869)	(3,298)	(3,062)	(1,819)	(271)	(35)

Total Genworth Financial, Inc.’s stockholders’ equity	$12,276	$12,417	$9,970	$8,229	$8,926	$10,498	$12,345	$12,725

Book value per common share	$25.12	$25.42	$23.01	$19.00	$20.60	$24.24	$28.52	$29.41
Book value per common share, excluding accumulated other comprehensive income (loss)	$25.46	$25.37	$27.33	$26.61	$27.67	$28.44	$29.14	$29.49
Common shares outstanding as of balance sheet date	488.6	488.5	433.2	433.2	433.2	433.1	432.9	432.7

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
GAAP Basis ROE	-3.8%	-6.8%	-9.1%	-9.5%	-4.6%
Operating ROE(1)	1.6%	-0.9%	0.3%	2.0%	3.8%

	Three months ended
Quarterly Average ROE	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
GAAP Basis ROE	1.3%	0.6%	-1.7%	-16.0%	-10.6%
Operating ROE(1)	3.0%	2.7%	0.3%	0.5%	-6.8%

Basic and Diluted Shares	Three months ended December 31, 2009	Twelve months ended December 31, 2009(2)
Weighted-average shares used in basic earnings (loss) per common share calculations	488.6	451.1
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	3.6	—

Weighted-average shares used in diluted earnings (loss) per common share calculations	492.2	451.1

(1)	See page 66 herein for a reconciliation of GAAP Basis ROE to Operating ROE.
(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the net loss for the twelve months ended December 31, 2009, the inclusion of 1.9 million of shares for stock options, restricted stock units and stock appreciation rights would have been antidilutive to the calculation. If the company had not incurred a net loss for the twelve months ended December 31, 2009, dilutive potential common shares would have been 453.0 million.

Fourth Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Income (Loss)

(amounts in millions)

	Three months ended December 31,		Twelve months ended December 31,
	2009	2008	2009	2008
REVENUES:
Premiums	$1,523	$1,616	$6,019	$6,777
Net investment income	782	857	3,033	3,730
Net investment gains (losses)	(96)	(149)	(1,041)	(1,709)
Insurance and investment product fees and other	252	305	1,058	1,150

Total revenues	2,461	2,629	9,069	9,948

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,368	1,522	5,818	5,806
Interest credited	221	309	984	1,293
Acquisition and operating expenses, net of deferrals	503	566	1,884	2,160
Amortization of deferred acquisition costs and intangibles	180	298	782	884
Goodwill impairment	—	243	—	277
Interest expense	87	123	393	470

Total benefits and expenses	2,359	3,061	9,861	10,890

INCOME (LOSS) BEFORE INCOME TAXES	102	(432)	(792)	(942)
Provision (benefit) for income taxes	27	(111)	(393)	(370)
Effective tax rate	26.5%	25.7%	49.6%	39.3%

NET INCOME (LOSS)	75	(321)	(399)	(572)
Less: net income attributable to noncontrolling interests	35	—	61	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$40	$(321)	$(460)	$(572)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

		Three months ended December 31,		Twelve months ended December 31,
		2009	2008	2009	2008
Retirement and Protection:
	Wealth Management	$7	$8	$28	$43
	Retirement Income	30	(310)	8	(246)
	Life Insurance	43	49	217	264
	Long-Term Care	49	54	171	166

	Total Retirement and Protection(1)	129	(199)	424	227
	International:
International Mortgage Insurance	—Canada(2)	37	67	206	305
	—Australia	45	40	148	185
	—Other	(4)	(8)	(25)	(9)
	Lifestyle Protection Insurance	23	25	56	152

	Total International	101	124	385	633
	U.S. Mortgage Insurance	(74)	(114)	(459)	(330)
	Corporate and Other(1)	(62)	(18)	(152)	(61)

	NET OPERATING INCOME (LOSS)	94	(207)	198	469

	ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
	Net investment gains (losses), net of taxes and other adjustments(3)	(54)	(89)	(658)	(1,016)
	Expenses related to reorganization, net of taxes	—	(25)	—	(25)

	NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	40	(321)	(460)	(572)
	Add: net income attributable to noncontrolling interests	35	—	61	—

	NET INCOME (LOSS)	$75	$(321)	$(399)	$(572)

	Earnings (Loss) Per Share Data:
	Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
	Basic	$0.08	$(0.74)	$(1.02)	$(1.32)
	Diluted	$0.08	$(0.74)	$(1.02)	$(1.32)
	Net operating income (loss) per common share
	Basic	$0.19	$(0.48)	$0.44	$1.08
	Diluted	$0.19	$(0.48)	$0.44	$1.08
	Weighted-average shares outstanding
	Basic	488.6	433.1	451.1	433.2
	Diluted	492.2	433.1	451.1	433.2

(1)

In December 2009, the company began reporting the institutional and corporate-owned life insurance products in Corporate and Other activities, as they were deemed non-strategic. These products were previously included in the Retirement and Protection segment, with the corporate-owned life insurance product reported as part of the long-term care insurance business. All prior period amounts have been re-presented.

(2)

Adjusted for 42.5% owned by noncontrolling interests beginning in the third quarter of 2009 following the initial public offering of the Canadian mortgage insurance business. The following table shows Canada net operating income assuming 100% ownership and then adjusts for the portion related to noncontrolling interests.

	Three months ended December 31,		Twelve months ended December 31,
	2009	2008	2009	2008
Canada’s net operating income	$71	$67	$265	$305
Less: net operating income attributable to noncontrolling interests	34	—	59	—

Canada’s net operating income available to Genworth’s common stockholders	$37	$67	$206	$305

(3)	See page 64 for details on net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,523	$1,492	$1,502	$1,502	$6,019	$1,616	$1,735	$1,709	$1,717	$6,777
Net investment income	782	759	781	711	3,033	857	918	953	1,002	3,730
Net investment gains (losses)	(96)	(122)	(53)	(770)	(1,041)	(149)	(816)	(518)	(226)	(1,709)
Insurance and investment product fees and other	252	262	253	291	1,058	305	331	254	260	1,150

Total revenues	2,461	2,391	2,483	1,734	9,069	2,629	2,168	2,398	2,753	9,948

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,368	1,450	1,492	1,508	5,818	1,522	1,497	1,386	1,401	5,806
Interest credited	221	225	263	275	984	309	319	320	345	1,293
Acquisition and operating expenses, net of deferrals	503	484	456	441	1,884	566	515	551	528	2,160
Amortization of deferred acquisition costs and intangibles	180	143	212	247	782	298	174	209	203	884
Goodwill impairment	—	—	—	—	—	243	34	—	—	277
Interest expense	87	96	114	96	393	123	125	110	112	470

Total benefits and expenses	2,359	2,398	2,537	2,567	9,861	3,061	2,664	2,576	2,589	10,890

INCOME (LOSS) BEFORE INCOME TAXES	102	(7)	(54)	(833)	(792)	(432)	(496)	(178)	164	(942)
Provision (benefit) for income taxes	27	(52)	(4)	(364)	(393)	(111)	(238)	(69)	48	(370)

NET INCOME (LOSS)	75	45	(50)	(469)	(399)	(321)	(258)	(109)	116	(572)
Less: net income attributable to noncontrolling interests	35	26	—	—	61	—	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$40	$19	$(50)	$(469)	$(460)	$(321)	$(258)	$(109)	$116	$(572)

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
Diluted	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
Weighted-average shares outstanding
Basic	488.6	448.9	433.2	433.2	451.1	433.1	433.1	432.9	433.6	433.2
Diluted	492.2	451.6	433.2	433.2	451.1	433.1	433.1	432.9	436.8	433.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

		2009					2008
		4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Retirement and Protection:
	Wealth Management	$7	$8	$7	$6	$28	$8	$12	$11	$12	$43
	Retirement Income	30	9	16	(47)	8	(310)	2	26	36	(246)
	Life Insurance	43	78	58	38	217	49	63	87	65	264
	Long-Term Care	49	39	42	41	171	54	39	35	38	166

	Total Retirement and Protection	129	134	123	38	424	(199)	116	159	151	227
	International:
International Mortgage Insurance	—Canada	37	45	58	66	206	67	80	83	75	305
	—Australia	45	42	32	29	148	40	48	50	47	185
	—Other	(4)	(9)	(7)	(5)	(25)	(8)	(2)	1	—	(9)
	Lifestyle Protection Insurance	23	18	4	11	56	25	40	49	38	152

	Total International	101	96	87	101	385	124	166	183	160	633
	U.S. Mortgage Insurance	(74)	(116)	(134)	(135)	(459)	(114)	(121)	(59)	(36)	(330)
	Corporate and Other	(62)	(33)	(67)	10	(152)	(18)	59	(71)	(31)	(61)

	NET OPERATING INCOME (LOSS)	94	81	9	14	198	(207)	220	212	244	469

	ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
	Net investment gains (losses), net of taxes and other adjustments	(54)	(62)	(59)	(483)	(658)	(89)	(478)	(321)	(128)	(1,016)
	Expenses related to reorganization, net of taxes	—	—	—	—	—	(25)	—	—	—	(25)

	NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	40	19	(50)	(469)	(460)	(321)	(258)	(109)	116	(572)
	Add: net income attributable to noncontrolling interests	35	26	—	—	61	—	—	—	—	—

	NET INCOME (LOSS)	$75	$45	$(50)	$(469)	$(399)	$(321)	$(258)	$(109)	$116	$(572)

	Earnings (Loss) Per Share Data:
	Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
	Basic	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
	Diluted	$0.08	$0.04	$(0.11)	$(1.08)	$(1.02)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
	Net operating income (loss) per common share
	Basic	$0.19	$0.18	$0.02	$0.03	$0.44	$(0.48)	$0.51	$0.49	$0.56	$1.08
	Diluted	$0.19	$0.18	$0.02	$0.03	$0.44	$(0.48)	$0.51	$0.49	$0.56	$1.08
	Weighted-average shares outstanding
	Basic	488.6	448.9	433.2	433.2	451.1	433.1	433.1	432.9	433.6	433.2
	Diluted	492.2	451.6	433.2	433.2	451.1	433.1	433.1	432.9	436.8	433.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008(1)
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$49,752	$47,746	$44,322	$41,319	$42,871
Equity securities available-for-sale, at fair value	159	164	252	221	234
Commercial mortgage loans	7,499	7,704	7,872	8,023	8,262
Policy loans	1,403	1,408	2,087	1,842	1,834
Other invested assets	4,702	4,949	5,305	6,080	7,411

Total investments	63,515	61,971	59,838	57,485	60,612
Cash and cash equivalents	5,002	7,144	5,374	7,064	7,328
Accrued investment income	691	717	639	821	736
Deferred acquisition costs	7,341	7,414	7,591	7,716	7,786
Intangible assets	934	961	1,079	1,142	1,147
Goodwill	1,324	1,324	1,325	1,314	1,316
Reinsurance recoverable	17,332	17,308	17,412	17,398	17,212
Other assets	954	1,141	967	998	1,000
Deferred tax asset	92	140	996	1,631	1,037
Separate account assets	11,002	10,712	9,605	8,576	9,215

Total assets	$108,187	$108,832	$104,826	$104,145	$107,389

(1)	The amounts previously presented as of December 31, 2008 have been revised to conform to the amounts published in the Form 10-K filed on March 2, 2009.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008(1)
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$29,469	$29,251	$29,016	$28,763	$28,533
Policyholder account balances	28,470	29,381	31,356	33,196	34,702
Liability for policy and contract claims	6,567	6,415	6,250	5,815	5,322
Unearned premiums	4,714	4,808	4,734	4,482	4,734
Other liabilities	6,298	6,708	5,787	6,316	6,860
Non-recourse funding obligations	3,443	3,443	3,443	3,443	3,455
Short-term borrowings	930	930	930	930	1,133
Long-term borrowings	3,641	3,457	3,484	4,131	4,261
Deferred tax liability	303	282	251	264	248
Separate account liabilities	11,002	10,712	9,605	8,576	9,215

Total liabilities	94,837	95,387	94,856	95,916	98,463

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,034	12,028	11,492	11,485	11,477

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(1,151)	(1,121)	(2,748)	(4,095)	(4,038)
Net unrealized gains (losses) on other-than-temporarily impaired securities	(247)	(280)	(275)	—	—

Net unrealized investment gains (losses)	(1,398)	(1,401)	(3,023)	(4,095)	(4,038)

Derivatives qualifying as hedges	802	1,013	948	1,061	1,161
Foreign currency translation and other adjustments	432	411	206	(264)	(185)

Total accumulated other comprehensive income (loss)	(164)	23	(1,869)	(3,298)	(3,062)
Retained earnings	3,105	3,065	3,046	2,741	3,210
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	12,276	12,417	9,970	8,229	8,926
Noncontrolling interests	1,074	1,028	—	—	—

Total stockholders’ equity	13,350	13,445	9,970	8,229	8,926

Total liabilities and stockholders’ equity	$108,187	$108,832	$104,826	$104,145	$107,389

(1)	The amounts previously presented as of December 31, 2008 have been revised to conform to the amounts published in the Form 10-K filed on March 2, 2009.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2009
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$46,603	$10,869	$3,098	$8,638	$69,208
Deferred acquisition costs and intangible assets	8,599	896	33	71	9,599
Reinsurance recoverable	16,547	72	712	1	17,332
Deferred tax and other assets	(1,254)	306	404	1,590	1,046
Separate account assets	11,002	—	—	—	11,002

Total assets	$81,497	$12,143	$4,247	$10,300	$108,187

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$29,469	$—	$—	$—	$29,469
Policyholder account balances	22,974	21	—	5,475	28,470
Liability for policy and contract claims	3,452	813	2,289	13	6,567
Unearned premiums	558	4,050	106	—	4,714
Non-recourse funding obligations	3,543	—	—	(100)	3,443
Deferred tax and other liabilities	1,606	1,599	51	3,345	6,601
Borrowing and capital securities	—	—	—	4,571	4,571
Separate account liabilities	11,002	—	—	—	11,002

Total liabilities	72,604	6,483	2,446	13,304	94,837

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,478	4,086	1,848	(1,972)	12,440
Allocated accumulated other comprehensive income (loss)	415	500	(47)	(1,032)	(164)

Total Genworth Financial, Inc.’s stockholders’ equity	8,893	4,586	1,801	(3,004)	12,276
Noncontrolling interests	—	1,074	—	—	1,074

Total stockholders’ equity	8,893	5,660	1,801	(3,004)	13,350

Total liabilities and stockholders’ equity	$81,497	$12,143	$4,247	$10,300	$108,187

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2009
	Retirement and Protection(1)	International	U.S. Mortgage Insurance	Corporate and Other(1),(2)	Total
ASSETS
Cash and investments	$46,850	$10,777	$3,240	$8,965	$69,832
Deferred acquisition costs and intangible assets	8,652	938	34	75	9,699
Reinsurance recoverable	16,519	84	704	1	17,308
Deferred tax and other assets	(1,255)	406	435	1,695	1,281
Separate account assets	10,712	—	—	—	10,712

Total assets	$81,478	$12,205	$4,413	$10,736	$108,832

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$29,251	$—	$—	$—	$29,251
Policyholder account balances	23,351	21	—	6,009	29,381
Liability for policy and contract claims	3,344	821	2,233	17	6,415
Unearned premiums	543	4,156	109	—	4,808
Non-recourse funding obligations	3,543	—	—	(100)	3,443
Deferred tax and other liabilities	1,638	1,627	150	3,575	6,990
Borrowing and capital securities	—	—	—	4,387	4,387
Separate account liabilities	10,712	—	—	—	10,712

Total liabilities	72,382	6,625	2,492	13,888	95,387

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,473	4,058	1,907	(2,044)	12,394
Allocated accumulated other comprehensive income (loss)	623	494	14	(1,108)	23

Total Genworth Financial, Inc.’s stockholders’ equity	9,096	4,552	1,921	(3,152)	12,417
Noncontrolling interests	—	1,028	—	—	1,028

Total stockholders’ equity	9,096	5,580	1,921	(3,152)	13,445

Total liabilities and stockholders’ equity	$81,478	$12,205	$4,413	$10,736	$108,832

(1)

In December 2009, the company began reporting the institutional and corporate-owned life insurance products in Corporate and Other activities, as they were deemed non-strategic. These products were previously included in the Retirement and Protection segment, with the corporate-owned life insurance product reported as part of the long-term care insurance business. All prior period amounts have been re-presented.

(2)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Retirement and Protection(1)	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
Unamortized balance as of September 30, 2009	$6,450	$772	$24	$6	$7,252
Costs deferred	131	31	5	—	167
Amortization, net of interest accretion(2)	(80)	(74)	(5)	(1)	(160)
Impact of foreign currency translation	—	(2)	—	—	(2)

Unamortized balance as of December 31, 2009	6,501	727	24	5	7,257
Effect of accumulated net unrealized investment gains (losses)	84	—	—	—	84

Balance as of December 31, 2009	$6,585	$727	$24	$5	$7,341

(1)

In December 2009, the company began reporting the institutional products in Corporate and Other activities, as they were deemed non-strategic. These products were previously included in the Retirement and Protection segment. All prior period amounts have been re-presented.

(2)	Amortization, net of interest accretion, includes $(14) million of amortization related to net investment gains (losses) for the policyholder account balances.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions)

Three months ended December 31, 2009	Retirement and Protection					International					U.S. Mortgage Insurance	Corporate and Other(1)
	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$39	$228	$569	$836	$146	$93	$14	$288	$541	$146	$—	$1,523
Net investment income	—	276	105	216	597	45	36	3	36	120	32	33	782
Net investment gains (losses)	—	(22)	(45)	(38)	(105)	3	—	—	—	3	27	(21)	(96)
Insurance and investment product fees and other	77	53	95	(1)	224	—	1	1	2	4	2	22	252

Total revenues	77	346	383	746	1,552	194	130	18	326	668	207	34	2,461

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	133	206	568	907	57	42	14	76	189	272	—	1,368
Interest credited	—	117	62	2	181	—	—	—	—	—	—	40	221
Acquisition and operating expenses, net of deferrals	64	40	37	100	241	23	16	10	163	212	33	17	503
Amortization of deferred acquisition costs and intangibles	1	28	29	35	93	10	8	3	56	77	6	4	180
Interest expense	—	—	23	1	24	—	—	—	4	4	—	59	87

Total benefits and expenses	65	318	357	706	1,446	90	66	27	299	482	311	120	2,359

INCOME (LOSS) BEFORE INCOME TAXES	12	28	26	40	106	104	64	(9)	27	186	(104)	(86)	102
Provision (benefit) for income taxes	5	8	6	15	34	31	19	(5)	4	49	(48)	(8)	27

NET INCOME (LOSS)	7	20	20	25	72	73	45	(4)	23	137	(56)	(78)	75
Less: net income attributable to noncontrolling interests	—	—	—	—	—	35	—	—	—	35	—	—	35

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	7	20	20	25	72	38	45	(4)	23	102	(56)	(78)	40

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	10	23	24	57	(1)	—	—	—	(1)	(18)	16	54

NET OPERATING INCOME (LOSS)	$7	$30	$43	$49	$129	$37	$45	$(4)	$23	$101	$(74)	$(62)	$94

Effective tax rate (operating income (loss))(2)	40.1%	31.7%	30.3%	38.0%	34.3%	32.5%	28.8%	46.7%	17.3%	27.0%	43.8%	2.8%	32.6%

(1)	Includes inter-segment eliminations and non-strategic products.
(2)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection(1)					International					U.S. Mortgage Insurance	Corporate and Other(1),(2)
Three months ended December 31, 2008	Wealth Manage- ment	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$105	$235	$556	$896	$125	$72	$33	$303	$533	$182	$5	$1,616
Net investment income	—	279	142	185	606	44	28	8	37	117	33	101	857
Net investment gains (losses)	(2)	(253)	(230)	629	144	(2)	(1)	2	(4)	(5)	(15)	(273)	(149)
Insurance and investment product fees and other	73	49	96	3	221	—	(1)	(1)	2	—	4	80	305

Total revenues	71	180	243	1,373	1,867	167	98	42	338	645	204	(87)	2,629

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	231	208	539	978	39	34	34	69	176	366	2	1,522
Interest credited	—	128	60	—	188	—	—	—	—	—	—	121	309
Acquisition and operating expenses, net of deferrals	59	51	41	93	244	24	13	18	191	246	32	44	566
Amortization of deferred acquisition costs and intangibles	—	131	44	32	207	7	5	7	53	72	14	5	298
Goodwill impairment	—	243	—	—	243	—	—	—	—	—	—	—	243
Interest expense	—	—	48	—	48	1	—	—	5	6	—	69	123

Total benefits and expenses	59	784	401	664	1,908	71	52	59	318	500	412	241	3,061

INCOME (LOSS) BEFORE INCOME TAXES	12	(604)	(158)	709	(41)	96	46	(17)	20	145	(208)	(328)	(432)
Provision (benefit) for income taxes	5	(132)	(55)	248	66	31	8	(7)	2	34	(83)	(128)	(111)

NET INCOME (LOSS)	7	(472)	(103)	461	(107)	65	38	(10)	18	111	(125)	(200)	(321)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	1	156	149	(410)	(104)	1	1	(1)	3	4	11	178	89
Expenses related to reorganization, net of taxes	—	6	3	3	12	1	1	3	4	9	—	4	25

NET OPERATING INCOME (LOSS)	$8	$(310)	$49	$54	$(199)	$67	$40	$(8)	$25	$124	$(114)	$(18)	$(207)

Effective tax rate (operating income (loss))	38.4%	12.6%	35.5%	36.1%	-9.9%	31.9%	17.1%	40.7%	18.9%	24.3%	40.1%	63.9%	19.2%

(1)

In December 2009, the company began reporting the institutional and corporate-owned life insurance products in Corporate and Other activities, as they were deemed non-strategic. These products were previously included in the Retirement and Protection segment, with the corporate-owned life insurance product reported as part of the long-term care insurance business. All prior period amounts have been re-presented.

(2)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International					U.S. Mortgage Insurance	Corporate and Other(1)
Twelve months ended December 31, 2009	Wealth Manage- ment	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$154	$953	$2,206	$3,313	$545	$313	$69	$1,141	$2,068	$636	$2	$6,019
Net investment income	—	1,030	427	799	2,256	171	125	17	157	470	134	173	3,033
Net investment gains (losses)	(1)	(210)	(290)	(276)	(777)	12	2	(1)	(17)	(4)	49	(309)	(1,041)
Insurance and investment product fees and other	279	186	395	15	875	1	2	3	20	26	7	150	1,058

Total revenues	278	1,160	1,485	2,744	5,667	729	442	88	1,301	2,560	826	16	9,069

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	546	846	2,225	3,617	228	157	79	343	807	1,392	2	5,818
Interest credited	—	487	247	3	737	—	—	—	—	—	—	247	984
Acquisition and operating expenses, net of deferrals	229	146	137	369	881	79	54	41	645	819	132	52	1,884
Amortization of deferred acquisition costs and intangibles	4	199	97	161	461	38	26	8	210	282	22	17	782
Interest expense	—	1	95	1	97	1	—	—	50	51	—	245	393

Total benefits and expenses	233	1,379	1,422	2,759	5,793	346	237	128	1,248	1,959	1,546	563	9,861

INCOME (LOSS) BEFORE INCOME TAXES	45	(219)	63	(15)	(126)	383	205	(40)	53	601	(720)	(547)	(792)
Provision (benefit) for income taxes	17	(92)	15	(6)	(66)	110	56	(14)	8	160	(293)	(194)	(393)

NET INCOME (LOSS)	28	(127)	48	(9)	(60)	273	149	(26)	45	441	(427)	(353)	(399)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	61	—	—	—	61	—	—	61

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	28	(127)	48	(9)	(60)	212	149	(26)	45	380	(427)	(353)	(460)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	135	169	180	484	(6)	(1)	1	11	5	(32)	201	658

NET OPERATING INCOME (LOSS)	$28	$8	$217	$171	$424	$206	$148	$(25)	$56	$385	$(459)	$(152)	$198

Effective tax rate (operating income (loss))	38.1%	179.8%	32.8%	34.8%	31.7%	28.2%	27.1%	34.3%	20.4%	26.3%	40.3%	36.4%	-47.6%

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection(1)					International					U.S. Mortgage Insurance	Corporate and Other(1),(2)
Twelve months ended December 31, 2008	Wealth Manage- ment	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$564	$968	$2,127	$3,659	$534	$321	$120	$1,382	$2,357	$740	$21	$6,777
Net investment income	2	1,152	584	715	2,453	192	139	35	183	549	142	586	3,730
Net investment gains (losses)	(2)	(776)	(473)	546	(705)	18	(6)	(4)	(32)	(24)	(58)	(922)	(1,709)
Insurance and investment product fees and other	330	208	376	15	929	1	—	—	24	25	27	169	1,150

Total revenues	330	1,148	1,455	3,403	6,336	745	454	151	1,557	2,907	851	(146)	9,948

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	952	851	2,129	3,932	138	142	100	266	646	1,221	7	5,806
Interest credited	—	515	244	2	761	—	—	—	—	—	—	532	1,293
Acquisition and operating expenses, net of deferrals	260	170	149	349	928	90	63	71	807	1,031	138	63	2,160
Amortization of deferred acquisition costs and intangibles	3	170	136	121	430	32	24	11	292	359	80	15	884
Goodwill impairment	—	243	—	—	243	—	—	—	—	—	22	12	277
Interest expense	—	3	169	—	172	3	—	—	37	40	—	258	470

Total benefits and expenses	263	2,053	1,549	2,601	6,466	263	229	182	1,402	2,076	1,461	887	10,890

INCOME (LOSS) BEFORE INCOME TAXES	67	(905)	(94)	802	(130)	482	225	(31)	155	831	(610)	(1,033)	(942)
Provision (benefit) for income taxes	25	(244)	(48)	282	15	166	45	(16)	28	223	(242)	(366)	(370)

NET INCOME (LOSS)	42	(661)	(46)	520	(145)	316	180	(15)	127	608	(368)	(667)	(572)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	1	409	307	(357)	360	(12)	4	3	21	16	38	602	1,016
Expenses related to reorganization, net of taxes	—	6	3	3	12	1	1	3	4	9	—	4	25

NET OPERATING INCOME (LOSS)	$43	$(246)	$264	$166	$227	$305	$185	$(9)	$152	$633	$(330)	$(61)	$469

Effective tax rate (operating income (loss))	37.2%	7.7%	31.1%	35.6%	48.6%	34.4%	20.2%	56.8%	21.2%	27.1%	40.1%	39.7%	28.7%

(1)

In December 2009, the company began reporting the institutional and corporate-owned life insurance products in Corporate and Other activities, as they were deemed non-strategic. These products were previously included in the Retirement and Protection segment, with the corporate-owned life insurance product reported as part of the long-term care insurance business. All prior period amounts have been re-presented.

(2)	Includes inter-segment eliminations and non-strategic products.

Retirement and Protection

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income (Loss)—Retirement and Protection(1)

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$836	$813	$829	$835	$3,313	$896	$958	$885	$920	$3,659
Net investment income	597	576	564	519	2,256	606	600	615	632	2,453
Net investment gains (losses)	(105)	(102)	4	(574)	(777)	144	(497)	(204)	(148)	(705)
Insurance and investment product fees and other	224	234	210	207	875	221	239	232	237	929

Total revenues	1,552	1,521	1,607	987	5,667	1,867	1,300	1,528	1,641	6,336

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	907	902	895	913	3,617	978	1,047	929	978	3,932
Interest credited	181	186	184	186	737	188	194	190	189	761
Acquisition and operating expenses, net of deferrals	241	226	211	203	881	244	232	227	225	928
Amortization of deferred acquisition costs and intangibles	93	67	138	163	461	207	36	99	88	430
Goodwill impairment	—	—	—	—	—	243	—	—	—	243
Interest expense	24	23	24	26	97	48	38	39	47	172

Total benefits and expenses	1,446	1,404	1,452	1,491	5,793	1,908	1,547	1,484	1,527	6,466

INCOME (LOSS) BEFORE INCOME TAXES	106	117	155	(504)	(126)	(41)	(247)	44	114	(130)
Provision (benefit) for income taxes	34	32	56	(188)	(66)	66	(94)	3	40	15

NET INCOME (LOSS)	72	85	99	(316)	(60)	(107)	(153)	41	74	(145)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	57	49	24	354	484	(104)	269	118	77	360
Expenses related to reorganization, net of taxes	—	—	—	—	—	12	—	—	—	12

NET OPERATING INCOME (LOSS)	$129	$134	$123	$38	$424	$(199)	$116	$159	$151	$227

Effective tax rate (operating income (loss))	34.3%	30.5%	35.7%	4.4%	31.7%	-9.9%	30.6%	29.0%	35.1%	48.6%

(1)

In December 2009, the company began reporting the institutional and corporate-owned life insurance products in Corporate and Other activities, as they were deemed non-strategic. These products were previously included in the Retirement and Protection segment, with the corporate-owned life insurance product reported as part of the long-term care insurance business. All prior period amounts have been re-presented.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income, Sales and Assets Under Management—Wealth Management

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	1	1	2
Net investment gains (losses)	—	(1)	1	(1)	(1)	(2)	—	—	—	(2)
Insurance and investment product fees and other	77	72	66	64	279	73	86	85	86	330

Total revenues	77	71	67	63	278	71	86	86	87	330

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	64	58	55	52	229	59	67	67	67	260
Amortization of deferred acquisition costs and intangibles	1	1	1	1	4	—	1	1	1	3
Goodwill impairment	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	65	59	56	53	233	59	68	68	68	263

INCOME BEFORE INCOME TAXES	12	12	11	10	45	12	18	18	19	67
Provision for income taxes	5	4	4	4	17	5	6	7	7	25

NET INCOME	7	8	7	6	28	7	12	11	12	42

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	1	—	—	—	1

NET OPERATING INCOME	$7	$8	$7	$6	$28	$8	$12	$11	$12	$43

Effective tax rate (operating income)	40.1%	36.8%	38.7%	37.0%	38.1%	38.4%	37.1%	36.8%	36.8%	37.2%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,298	$1,134	$1,014	$713	$4,159	$878	$1,058	$1,229	$1,105	$4,270
Dedicated Sales Specialists	199	238	99	83	619	99	172	176	175	622

Total Sales	$1,497	$1,372	$1,113	$796	$4,778	$977	$1,230	$1,405	$1,280	$4,892

ASSETS UNDER MANAGEMENT:
Beginning of period	$17,992	$15,909	$14,210	$15,447	$15,447	$18,671	$20,285	$20,461	$21,584	$21,584
Gross flows	1,497	1,372	1,113	796	4,778	977	1,230	1,405	1,280	4,892
Redemptions	(892)	(904)	(953)	(1,274)	(4,023)	(1,447)	(1,047)	(1,044)	(1,080)	(4,618)

Net flows	605	468	160	(478)	755	(470)	183	361	200	274
Market performance	268	1,615	1,539	(759)	2,663	(2,754)	(1,797)	(537)	(1,323)	(6,411)

End of period	$18,865	$17,992	$15,909	$14,210	$18,865	$15,447	$18,671	$20,285	$20,461	$15,447

Wealth Management results represent Genworth Financial Wealth Management, Inc., Genworth Financial Advisors Corporation, Genworth Financial Trust Company and Quantuvis Consulting, Inc.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income (Loss)—Retirement Income

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$39	$30	$38	$47	$154	$105	$181	$111	$167	$564
Net investment income	276	260	258	236	1,030	279	280	291	302	1,152
Net investment gains (losses)	(22)	(63)	72	(197)	(210)	(253)	(325)	(105)	(93)	(776)
Insurance and investment product fees and other	53	47	42	44	186	49	51	54	54	208

Total revenues	346	274	410	130	1,160	180	187	351	430	1,148

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	133	128	129	156	546	231	278	191	252	952
Interest credited	117	122	124	124	487	128	130	129	128	515
Acquisition and operating expenses, net of deferrals	40	39	35	32	146	51	39	42	38	170
Amortization of deferred acquisition costs and intangibles	28	23	69	79	199	131	(12)	28	23	170
Goodwill impairment	—	—	—	—	—	243	—	—	—	243
Interest expense	—	—	1	—	1	—	1	1	1	3

Total benefits and expenses	318	312	358	391	1,379	784	436	391	442	2,053

INCOME (LOSS) BEFORE INCOME TAXES	28	(38)	52	(261)	(219)	(604)	(249)	(40)	(12)	(905)
Provision (benefit) for income taxes	8	(15)	19	(104)	(92)	(132)	(93)	(13)	(6)	(244)

NET INCOME (LOSS)	20	(23)	33	(157)	(127)	(472)	(156)	(27)	(6)	(661)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	10	32	(17)	110	135	156	158	53	42	409
Expenses related to reorganization, net of taxes	—	—	—	—	—	6	—	—	—	6

NET OPERATING INCOME (LOSS)	$30	$9	$16	$(47)	$8	$(310)	$2	$26	$36	$(246)

Effective tax rate (operating income (loss))	31.7%	22.5%	39.4%	48.8%	179.8%	12.6%	167.2%	38.4%	31.4%	7.7%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income (Loss) and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	4	7	8	12	31	8	2	3	3	16
Net investment gains (losses)	(4)	8	91	(17)	78	31	(82)	7	(35)	(79)
Insurance and investment product fees and other	50	46	39	40	175	42	48	51	51	192

Total revenues	50	61	138	35	284	81	(32)	61	19	129

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2	3	4	22	31	36	11	8	5	60
Interest credited	2	3	3	3	11	3	4	3	4	14
Acquisition and operating expenses, net of deferrals	20	20	15	14	69	25	14	16	13	68
Amortization of deferred acquisition costs and intangibles	8	7	49	76	140	123	(18)	18	4	127
Goodwill impairment	—	—	—	—	—	58	—	—	—	58
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	32	33	71	115	251	245	11	45	26	327

INCOME (LOSS) BEFORE INCOME TAXES	18	28	67	(80)	33	(164)	(43)	16	(7)	(198)
Provision (benefit) for income taxes	2	13	25	(41)	(1)	(44)	(19)	8	(4)	(59)

NET INCOME (LOSS)	16	15	42	(39)	34	(120)	(24)	8	(3)	(139)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	2	(4)	(27)	12	(17)	8	23	(2)	13	42
Expenses related to reorganization, net of taxes	—	—	—	—	—	3	—	—	—	3

NET OPERATING INCOME (LOSS)	$18	$11	$15	$(27)	$17	$(109)	$(1)	$6	$10	$(94)

Effective tax rate (operating income (loss))	14.7%	50.3%	40.7%	55.9%	-140.4%	25.7%	86.9%	56.4%	21.9%	27.1%

SALES:
Sales by Product:
Income Distribution Series(1)	$168	$187	$131	$121	$607	$270	$499	$585	$586	$1,940
Traditional Variable Annuities(2)	36	30	23	22	111	41	97	118	113	369
Variable Life	—	—	—	—	—	—	—	2	1	3

Total Sales	$204	$217	$154	$143	$718	$311	$596	$705	$700	$2,312

Sales by Distribution Channel:
Financial Intermediaries	$191	$200	$136	$124	$651	$278	$545	$662	$660	$2,145
Independent Producers	7	7	8	6	28	8	17	15	12	52
Dedicated Sales Specialists	6	10	10	13	39	25	34	28	28	115

Total Sales	$204	$217	$154	$143	$718	$311	$596	$705	$700	$2,312

(1)

The Income Distribution Series products are comprised of the deferred and immediate variable annuity products with rider options, that provide guaranteed income benefits including GMWBs and certain types of guaranteed annuitization benefits. These products do not include fixed single premium immediate annuities or deferred annuities, which may also serve income distribution needs.

(2)

The traditional variable annuities include products that provide the potential for tax deferred growth on the policyholder’s premium. These products do not provide the opportunity for a living benefit through guaranteed minimum withdrawal benefits; however, similar to the Income Distribution Series products, they do provide a variety of guaranteed minimum death benefit options.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Selected Operating Performance Measures—Retirement Income—Fee-Based

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Income Distribution Series
Account value, net of reinsurance, beginning of period	$5,802	$5,286	$5,093	$5,234	$5,234	$5,372	$5,308	$4,877	$4,535	$4,535
Deposits	172	190	133	125	620	287	506	596	595	1,984
Surrenders, benefits and product charges	(125)	(109)	(109)	(106)	(449)	(135)	(115)	(112)	(105)	(467)

Net flows	47	81	24	19	171	152	391	484	490	1,517
Interest credited and investment performance	94	435	169	(160)	538	(290)	(327)	(53)	(148)	(818)

Account value, net of reinsurance, end of period	5,943	5,802	5,286	5,093	5,943	5,234	5,372	5,308	4,877	5,234

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	1,973	1,796	1,642	1,756	1,756	2,014	2,278	2,241	2,345	2,345
Deposits	30	25	16	19	90	40	92	105	108	345
Surrenders, benefits and product charges	(58)	(48)	(60)	(63)	(229)	(71)	(66)	(63)	(59)	(259)

Net flows	(28)	(23)	(44)	(44)	(139)	(31)	26	42	49	86
Interest credited and investment performance	71	200	198	(70)	399	(227)	(290)	(5)	(153)	(675)

Account value, net of reinsurance, end of period	2,016	1,973	1,796	1,642	2,016	1,756	2,014	2,278	2,241	1,756

Variable Life Insurance
Account value, beginning of the period	292	271	248	266	266	324	373	371	403	403
Deposits	3	3	3	4	13	3	4	5	5	17
Surrenders, benefits and product charges	(8)	(12)	(9)	(11)	(40)	(8)	(15)	(10)	(10)	(43)

Net flows	(5)	(9)	(6)	(7)	(27)	(5)	(11)	(5)	(5)	(26)
Interest credited and investment performance	11	30	29	(11)	59	(53)	(38)	7	(27)	(111)

Account value, end of period	298	292	271	248	298	266	324	373	371	266

Total Retirement Income—Fee-Based	$8,257	$8,067	$7,353	$6,983	$8,257	$7,256	$7,710	$7,959	$7,489	$7,256

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income (Loss) and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$39	$30	$38	$47	$154	$105	$181	$111	$167	$564
Net investment income	272	253	250	224	999	271	278	288	299	1,136
Net investment gains (losses)	(18)	(71)	(19)	(180)	(288)	(284)	(243)	(112)	(58)	(697)
Insurance and investment product fees and other	3	1	3	4	11	7	3	3	3	16

Total revenues	296	213	272	95	876	99	219	290	411	1,019

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	131	125	125	134	515	195	267	183	247	892
Interest credited	115	119	121	121	476	125	126	126	124	501
Acquisition and operating expenses, net of deferrals	20	19	20	18	77	26	25	26	25	102
Amortization of deferred acquisition costs and intangibles	20	16	20	3	59	8	6	10	19	43
Goodwill impairment	—	—	—	—	—	185	—	—	—	185
Interest expense	—	—	1	—	1	—	1	1	1	3

Total benefits and expenses	286	279	287	276	1,128	539	425	346	416	1,726

INCOME (LOSS) BEFORE INCOME TAXES	10	(66)	(15)	(181)	(252)	(440)	(206)	(56)	(5)	(707)
Provision (Benefit) for income taxes	6	(28)	(6)	(63)	(91)	(88)	(74)	(21)	(2)	(185)

NET INCOME (LOSS)	4	(38)	(9)	(118)	(161)	(352)	(132)	(35)	(3)	(522)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	8	36	10	98	152	148	135	55	29	367
Expenses related to reorganization, net of taxes	—	—	—	—	—	3	—	—	—	3

NET OPERATING INCOME (LOSS)	$12	$(2)	$1	$(20)	$(9)	$(201)	$3	$20	$26	$(152)

Effective tax rate (operating income (loss))	47.2%	83.0%	13.3%	34.7%	49.2%	3.5%	-24.6%	30.9%	34.7%	-10.3%

SALES:
Sales by Product:
Structured Settlements	$—	$1	$5	$4	$10	$1	$—	$—	$3	$4
Single Premium Immediate Annuities	75	62	70	74	281	161	259	150	240	810
Fixed Annuities	29	64	221	229	543	426	468	298	408	1,600

Total Sales	$104	$127	$296	$307	$834	$588	$727	$448	$651	$2,414

Sales by Distribution Channel:
Financial Intermediaries	$54	$70	$165	$162	$451	$341	$572	$360	$541	$1,814
Independent Producers	47	52	121	127	347	230	146	82	103	561
Dedicated Sales Specialists	3	5	10	18	36	17	9	6	7	39

Total Sales	$104	$127	$296	$307	$834	$588	$727	$448	$651	$2,414

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$39	$30	$36	$44	$149	$105	$181	$111	$165	$562
Structured Settlements	—	—	2	3	5	—	—	—	2	2

Total Premiums	$39	$30	$38	$47	$154	$105	$181	$111	$167	$564

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Selected Operating Performance Measures—Retirement Income—Spread-Based

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$11,588	$11,770	$11,833	$11,996	$11,996	$12,174	$12,130	$12,141	$12,073	$12,073
Deposits	31	69	229	242	571	447	514	333	436	1,730
Surrenders, benefits and product charges	(310)	(353)	(394)	(508)	(1,565)	(734)	(576)	(449)	(474)	(2,233)

Net flows	(279)	(284)	(165)	(266)	(994)	(287)	(62)	(116)	(38)	(503)
Interest credited	100	102	102	103	407	109	106	105	106	426

Account value, net of reinsurance, end of period	11,409	11,588	11,770	11,833	11,409	11,996	12,174	12,130	12,141	11,996

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,753	6,827	6,925	6,957	6,957	6,956	6,781	6,781	6,668	6,668
Premiums and deposits	97	91	101	111	400	230	280	188	291	989
Surrenders, benefits and product charges	(264)	(255)	(289)	(236)	(1,044)	(323)	(197)	(278)	(267)	(1,065)

Net flows	(167)	(164)	(188)	(125)	(644)	(93)	83	(90)	24	(76)
Interest credited	89	90	90	93	362	94	92	90	89	365

Account value, net of reinsurance, end of period	6,675	6,753	6,827	6,925	6,675	6,957	6,956	6,781	6,781	6,957

Structured Settlements
Account value, net of reinsurance, beginning of period	1,116	1,117	1,101	1,106	1,106	1,106	1,107	1,105	1,103	1,103
Premiums and deposits	—	—	6	4	10	—	—	1	2	3
Surrenders, benefits and product charges	(16)	(15)	(5)	(23)	(59)	(15)	(15)	(13)	(14)	(57)

Net flows	(16)	(15)	1	(19)	(49)	(15)	(15)	(12)	(12)	(54)
Interest credited	15	14	15	14	58	15	14	14	14	57

Account value, net of reinsurance, end of period	1,115	1,116	1,117	1,101	1,115	1,106	1,106	1,107	1,105	1,106

Total Retirement Income—Spread-Based	$19,199	$19,457	$19,714	$19,859	$19,199	$20,059	$20,236	$20,018	$20,027	$20,059

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$228	$241	$241	$243	$953	$235	$241	$250	$242	$968
Net investment income	105	111	108	103	427	142	141	148	153	584
Net investment gains (losses)	(45)	(43)	(42)	(160)	(290)	(230)	(137)	(80)	(26)	(473)
Insurance and investment product fees and other	95	111	96	93	395	96	98	89	93	376

Total revenues	383	420	403	279	1,485	243	343	407	462	1,455

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	206	211	207	222	846	208	230	208	205	851
Interest credited	62	64	59	62	247	60	63	60	61	244
Acquisition and operating expenses, net of deferrals	37	36	31	33	137	41	37	34	37	149
Amortization of deferred acquisition costs and intangibles	29	4	28	36	97	44	18	39	35	136
Goodwill impairment	—	—	—	—	—	—	—	—	—	—
Interest expense	23	23	23	26	95	48	37	38	46	169

Total benefits and expenses	357	338	348	379	1,422	401	385	379	384	1,549

INCOME (LOSS) BEFORE INCOME TAXES	26	82	55	(100)	63	(158)	(42)	28	78	(94)
Provision (benefit) for income taxes	6	24	20	(35)	15	(55)	(16)	(6)	29	(48)

NET INCOME (LOSS)	20	58	35	(65)	48	(103)	(26)	34	49	(46)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	23	20	23	103	169	149	89	53	16	307
Expenses related to reorganization, net of taxes	—	—	—	—	—	3	—	—	—	3

NET OPERATING INCOME	$43	$78	$58	$38	$217	$49	$63	$87	$65	$264

Effective tax rate (operating income)	30.3%	30.7%	35.4%	35.4%	32.8%	35.5%	33.6%	20.2%	36.9%	31.1%

SALES:
Sales by Product:
Term Life	$22	$19	$18	$19	$78	$22	$21	$25	$23	$91
Universal Life:
Annualized first-year deposits	8	8	8	9	33	12	12	14	13	51
Excess deposits	25	23	23	28	99	29	43	46	43	161

Total Universal Life	33	31	31	37	132	41	55	60	56	212

Total Sales	$55	$50	$49	$56	$210	$63	$76	$85	$79	$303

Sales by Distribution Channel:
Financial Intermediaries	$—	$—	$1	$1	$2	$1	$—	$1	$1	$3
Independent Producers	55	50	48	55	208	62	76	84	78	300

Total Sales	$55	$50	$49	$56	$210	$63	$76	$85	$79	$303

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Life Insurance In-force

(amounts in millions)

	2009				2008
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Term life insurance
Life insurance in-force, net of reinsurance	$473,367	$474,721	$477,759	$489,723	$480,641	$491,032	$481,430	$476,503
Life insurance in-force before reinsurance	$622,800	$621,808	$623,139	$625,503	$625,766	$625,385	$621,221	$619,086

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$43,915	$43,875	$43,800	$43,901	$43,889	$43,781	$42,833	$42,590
Life insurance in-force before reinsurance	$50,919	$50,952	$50,994	$51,201	$51,308	$51,043	$51,851	$51,534

Total life insurance
Life insurance in-force, net of reinsurance	$517,282	$518,596	$521,559	$533,624	$524,530	$534,813	$524,263	$519,093
Life insurance in-force before reinsurance	$673,719	$672,760	$674,133	$676,704	$677,074	$676,428	$673,072	$670,620

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income and Sales—Long-Term Care

(amounts in millions)

	2009(1)					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$569	$542	$550	$545	$2,206	$556	$536	$524	$511	$2,127
Net investment income	216	205	198	180	799	185	179	175	176	715
Net investment gains (losses)	(38)	5	(27)	(216)	(276)	629	(35)	(19)	(29)	546
Insurance and investment product fees and other	(1)	4	6	6	15	3	4	4	4	15

Total revenues	746	756	727	515	2,744	1,373	684	684	662	3,403

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	568	563	559	535	2,225	539	539	530	521	2,129
Interest credited	2	—	1	—	3	—	1	1	—	2
Acquisition and operating expenses, net of deferrals	100	93	90	86	369	93	89	84	83	349
Amortization of deferred acquisition costs and intangibles	35	39	40	47	161	32	29	31	29	121
Goodwill impairment	—	—	—	—	—	—	—	—	—	—
Interest expense	1	—	—	—	1	—	—	—	—	—

Total benefits and expenses	706	695	690	668	2,759	664	658	646	633	2,601

INCOME (LOSS) BEFORE INCOME TAXES	40	61	37	(153)	(15)	709	26	38	29	802
Provision (benefit) for income taxes	15	19	13	(53)	(6)	248	9	15	10	282

NET INCOME (LOSS)	25	42	24	(100)	(9)	461	17	23	19	520

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	24	(3)	18	141	180	(410)	22	12	19	(357)
Expenses related to reorganization, net of taxes	—	—	—	—	—	3	—	—	—	3

NET OPERATING INCOME	$49	$39	$42	$41	$171	$54	$39	$35	$38	$166

Effective tax rate (operating income)	38.0%	30.3%	34.2%	35.4%	34.8%	36.1%	34.7%	36.4%	34.9%	35.6%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$3	$3	$2	$2	$10	$4	$5	$4	$6	$19
Independent Producers	15	12	11	11	49	17	23	24	23	87
Dedicated Sales Specialist	12	13	12	11	48	12	15	16	15	58

Total Individual Long-Term Care	30	28	25	24	107	33	43	44	44	164
Group Long-Term Care	2	5	1	1	9	5	1	1	1	8
Medicare Supplement and Other A&H	21	12	13	17	63	18	14	13	10	55
Linked-Benefits	10	8	5	5	28	8	6	8	7	29

Total Sales	$63	$53	$44	$47	$207	$64	$64	$66	$62	$256

LOSS RATIOS:
Total Long-Term Care
Earned Premiums	$488	$469	$478	$475	$1,910	$482	$470	$459	$443	$1,854
Loss Ratio(2)	63.6%	64.6%	67.5%	63.6%	64.8%	63.0%	66.5%	66.9%	66.9%	65.8%
Gross Benefits Ratio(3)	105.6%	108.2%	105.0%	100.0%	104.7%	102.0%	104.6%	105.2%	105.6%	104.3%
Medicare Supplement and A&H(4)
Earned Premiums	$76	$74	$73	$73	$296	$73	$68	$68	$68	$277
Loss Ratio(2)	70.6%	73.0%	78.8%	82.6%	76.2%	64.7%	69.6%	70.5%	76.2%	70.1%

(1)

In the first quarter of 2009, the company began reporting the results of the equity access business in the long-term care business. The equity access business was previously reported in Corporate and Other activities. The amounts associated with this business were not material and the prior period amounts have not been re-presented.

(2)

The loss ratio for the long-term care insurance products was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(3)	The gross benefits ratio for the long-term care insurance products was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.
(4)	Net earned premiums and loss ratios for Medicare Supplement and A&H do not include the linked-benefits products.

International

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income—International

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$541	$523	$508	$496	$2,068	$533	$587	$628	$609	$2,357
Net investment income	120	124	122	104	470	117	146	148	138	549
Net investment gains (losses)	3	4	4	(15)	(4)	(5)	(37)	25	(7)	(24)
Insurance and investment product fees and other	4	12	5	5	26	—	7	7	11	25

Total revenues	668	663	639	590	2,560	645	703	808	751	2,907

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	189	200	226	192	807	176	147	160	163	646
Acquisition and operating expenses, net of deferrals	212	215	197	195	819	246	254	273	258	1,031
Amortization of deferred acquisition costs and intangibles	77	65	66	74	282	72	87	97	103	359
Interest expense	4	15	24	8	51	6	19	8	7	40

Total benefits and expenses	482	495	513	469	1,959	500	507	538	531	2,076

INCOME BEFORE INCOME TAXES	186	168	126	121	601	145	196	270	220	831
Provision for income taxes	49	45	36	30	160	34	54	71	64	223

NET INCOME	137	123	90	91	441	111	142	199	156	608
Less: net income attributable to noncontrolling interests	35	26	—	—	61	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	102	97	90	91	380	111	142	199	156	608

ADJUSTMENTS TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(1)	(3)	10	5	4	24	(16)	4	16
Expenses related to reorganization, net of taxes	—	—	—	—	—	9	—	—	—	9

NET OPERATING INCOME(1)	$101	$96	$87	$101	$385	$124	$166	$183	$160	$633

Effective tax rate (operating income)	27.0%	23.3%	28.7%	26.2%	26.3%	24.3%	28.1%	25.6%	29.5%	27.1%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International segment was $80 million and $422 million for the three and twelve months ended December 31, 2009, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$146	$141	$131	$127	$545	$125	$137	$139	$133	$534
Net investment income	45	43	42	41	171	44	50	50	48	192
Net investment gains (losses)	3	7	5	(3)	12	(2)	—	26	(6)	18
Insurance and investment product fees and other	—	1	—	—	1	—	1	—	—	1

Total revenues	194	192	178	165	729	167	188	215	175	745

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	57	58	63	50	228	39	34	30	35	138
Acquisition and operating expenses, net of deferrals	23	22	17	17	79	24	22	22	22	90
Amortization of deferred acquisition costs and intangibles	10	10	9	9	38	7	8	9	8	32
Interest expense	—	—	—	1	1	1	1	—	1	3

Total benefits and expenses	90	90	89	77	346	71	65	61	66	263

INCOME BEFORE INCOME TAXES	104	102	89	88	383	96	123	154	109	482
Provision for income taxes	31	28	26	25	110	31	43	54	38	166

NET INCOME	73	74	63	63	273	65	80	100	71	316
Less: net income attributable to noncontrolling interests	35	26	—	—	61	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	38	48	63	63	212	65	80	100	71	316

ADJUSTMENTS TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(3)	(5)	3	(6)	1	—	(17)	4	(12)
Expenses related to reorganization, net of taxes	—	—	—	—	—	1	—	—	—	1

NET OPERATING INCOME(1)	$37	$45	$58	$66	$206	$67	$80	$83	$75	$305

Effective tax rate (operating income)	32.5%	21.6%	29.2%	28.7%	28.2%	31.9%	35.2%	35.0%	35.0%	34.4%

SALES:
New Insurance Written (NIW)
Flow	$4,700	$4,400	$3,600	$2,400	$15,100	$4,800	$8,000	$7,500	$4,900	$25,200
Bulk	300	200	—	400	900	1,800	900	800	1,500	5,000

Total Canada NIW(2)	$5,000	$4,600	$3,600	$2,800	$16,000	$6,600	$8,900	$8,300	$6,400	$30,200

(1)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $31 million and $227 million for the three and twelve months ended December 31, 2009, respectively.

(2)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $4,400 million and $16,900 million for the three and twelve months ended December 31, 2009, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$93	$77	$77	$66	$313	$72	$78	$85	$86	$321
Net investment income	36	34	29	26	125	28	38	38	35	139
Net investment gains (losses)	—	(1)	—	3	2	(1)	(4)	—	(1)	(6)
Insurance and investment product fees and other	1	1	—	—	2	(1)	—	1	—	—

Total revenues	130	111	106	95	442	98	112	124	120	454

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	42	35	41	39	157	34	38	35	35	142
Acquisition and operating expenses, net of deferrals	16	14	12	12	54	13	13	18	19	63
Amortization of deferred acquisition costs and intangibles	8	6	7	5	26	5	6	6	7	24
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	66	55	60	56	237	52	57	59	61	229

INCOME BEFORE INCOME TAXES	64	56	46	39	205	46	55	65	59	225
Provision for income taxes	19	15	14	8	56	8	10	15	12	45

NET INCOME	45	41	32	31	149	38	45	50	47	180
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	45	41	32	31	149	38	45	50	47	180

ADJUSTMENTS TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	1	—	(2)	(1)	1	3	—	—	4
Expenses related to reorganization, net of taxes	—	—	—	—	—	1	—	—	—	1

NET OPERATING INCOME(1)	$45	$42	$32	$29	$148	$40	$48	$50	$47	$185

Effective tax rate (operating income)	28.8%	27.3%	31.0%	19.0%	27.1%	17.1%	19.7%	22.3%	20.9%	20.2%

SALES:
New Insurance Written (NIW)
Flow	$8,700	$8,900	$8,700	$6,600	$32,900	$6,600	$8,700	$10,000	$10,400	$35,700
Bulk	—	—	—	—	—	300	600	600	1,000	2,500

Total Australia NIW(2)	$8,700	$8,900	$8,700	$6,600	$32,900	$6,900	$9,300	$10,600	$11,400	$38,200

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $32 million and $159 million for the three and twelve months ended December 31, 2009, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $6,400 million and $35,700 million for the three and twelve months ended December 31, 2009, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income (Loss) and Sales—Other International Mortgage Insurance

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$14	$18	$16	$21	$69	$33	$30	$29	$28	$120
Net investment income	3	5	4	5	17	8	9	9	9	35
Net investment gains (losses)	—	1	—	(2)	(1)	2	(6)	—	—	(4)
Insurance and investment product fees and other	1	—	1	1	3	(1)	—	—	1	—

Total revenues	18	24	21	25	88	42	33	38	38	151

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	14	24	21	20	79	34	26	19	21	100
Acquisition and operating expenses, net of deferrals	10	10	8	13	41	18	19	17	17	71
Amortization of deferred acquisition costs and intangibles	3	2	1	2	8	7	1	2	1	11
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	27	36	30	35	128	59	46	38	39	182

LOSS BEFORE INCOME TAXES	(9)	(12)	(9)	(10)	(40)	(17)	(13)	—	(1)	(31)
Benefit for income taxes	(5)	(4)	(1)	(4)	(14)	(7)	(7)	(1)	(1)	(16)

NET INCOME (LOSS)	(4)	(8)	(8)	(6)	(26)	(10)	(6)	1	—	(15)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(4)	(8)	(8)	(6)	(26)	(10)	(6)	1	—	(15)

ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	1	1	1	(1)	4	—	—	3
Expenses related to reorganization, net of taxes	—	—	—	—	—	3	—	—	—	3

NET OPERATING INCOME (LOSS)(1)	$(4)	$(9)	$(7)	$(5)	$(25)	$(8)	$(2)	$1	$—	$(9)

Effective tax rate (operating income (loss))	46.7%	38.6%	7.7%	39.8%	34.3%	40.7%	74.7%	219.7%	154.3%	56.8%

SALES:
New Insurance Written (NIW)
Flow	$900	$900	$600	$900	$3,300	$1,500	$2,000	$2,100	$2,300	$7,900
Bulk	—	—	100	—	100	—	1,100	500	700	2,300

Total Other International NIW(2)	$900	$900	$700	$900	$3,400	$1,500	$3,100	$2,600	$3,000	$10,200

(1)

Net operating income (loss) for the Other International platform adjusted for foreign exchange as compared to the prior year period was $(3) million and $(21) million for the three and twelve months ended December 31, 2009, respectively.

(2)

New insurance written for the Other International platform adjusted for foreign exchange as compared to the prior year period was $800 million and $3,700 million for the three and twelve months ended December 31, 2009, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$104	$94	$70	$52	$320	$129	$214	$198	$130	$671
Australia	99	101	110	82	392	73	82	89	97	341
Other International(2)	(28)	9	1	4	(14)	(62)	10	5	18	(29)

Total International Net Premiums Written	$175	$204	$181	$138	$698	$140	$306	$292	$245	$983

Loss Ratio(3)
Canada	39%	41%	48%	39%	42%	32%	25%	21%	26%	26%
Australia	45%	45%	54%	59%	50%	47%	48%	41%	41%	44%
Other International	107%	131%	129%	95%	115%	99%	87%	70%	71%	83%
Total International Loss Ratio	45%	50%	56%	51%	50%	46%	40%	33%	37%	39%
GAAP Basis Expense Ratio(4)
Canada	23%	22%	21%	20%	21%	25%	22%	22%	23%	23%
Australia	26%	25%	25%	26%	26%	26%	23%	28%	31%	27%
Other International(2)	94%	67%	52%	74%	71%	76%	67%	66%	64%	68%
Total International GAAP Basis Expense Ratio	28%	26%	24%	27%	26%	33%	28%	29%	30%	30%
Adjusted Expense Ratio(5)
Canada	32%	33%	38%	50%	36%	23%	14%	16%	23%	18%
Australia	24%	20%	17%	21%	20%	25%	22%	27%	27%	25%
Other International(2)	-45%	127%	NM (1)	364%	-341%	-34%	190%	362%	104%	-277%
Total International Adjusted Expense Ratio	40%	31%	30%	42%	35%	50%	22%	25%	31%	29%
Primary Insurance In-force
Canada	$213,500	$204,900	$186,600	$169,700		$171,500	$192,800	$194,100	$185,000
Australia	248,000	241,400	218,500	185,800		184,500	207,500	249,900	234,600
Other International(2)	37,200	48,800	47,700	45,100		49,400	64,300	71,500	72,400

Total International Primary Insurance In-force	$498,700	$495,100	$452,800	$400,600		$405,400	$464,600	$515,500	$492,000

Primary Risk In-force(6)
Canada
Flow	$59,400	$56,800	$51,400	$46,700		$47,300	$53,300	$53,400	$50,700
Bulk	15,300	14,900	13,900	12,700		12,700	14,200	14,500	14,100

Total Canada	74,700	71,700	65,300	59,400		60,000	67,500	67,900	64,800

Australia
Flow	77,300	75,000	67,700	57,300		56,700	63,700	76,500	71,600
Bulk	9,500	9,500	8,800	7,700		7,900	8,900	11,000	10,500

Total Australia	86,800	84,500	76,500	65,000		64,600	72,600	87,500	82,100

Other International
Flow(2)	4,900	5,800	5,600	5,300		5,600	7,100	7,900	8,000
Bulk	300	600	600	600		700	800	800	800

Total Other International	5,200	6,400	6,200	5,900		6,300	7,900	8,700	8,800

Total International Primary Risk In-force	$166,700	$162,600	$148,000	$130,300		$130,900	$148,000	$164,100	$155,700

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	“NM” is defined as not meaningful for increases or decreases greater than 500%.
(2)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe.
(3)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporates both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for the international businesses were as follows for all periods: Canada 35%-40%, Australia 25%-35% and Europe 60%-65%. However, in the second half of 2009, re-pricing efforts in Europe resulted in new business pricing loss ratios of 40%-50% in most countries.

(4)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles and excludes reorganization expenses recorded in the fourth quarter of 2008.

(6)

The businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “Effective Risk In-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance—Canada

(dollar amounts in millions)

Primary Insurance	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Insured loans in-force	1,213,080	1,198,792	1,188,541	1,174,756	1,168,884
Insured delinquent loans	3,381	3,359	3,551	3,365	2,940
Insured delinquency rate	0.28%	0.28%	0.30%	0.29%	0.25%
Flow loans in-force	931,882	918,015	904,702	893,680	890,092
Flow delinquent loans	3,149	3,102	3,283	3,074	2,680
Flow delinquency rate	0.34%	0.34%	0.36%	0.34%	0.30%
Bulk loans in-force	281,198	280,777	283,839	281,076	278,792
Bulk delinquent loans	232	257	268	291	260
Bulk delinquency rate	0.08%	0.09%	0.09%	0.10%	0.09%

Loss Metrics	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Beginning Reserves	$213	$192	$155	$130	$127
Paid claims	(57)	(52)	(39)	(22)	(18)
Increase in reserves	59	58	62	50	39
Impact of changes in foreign exchange rates	4	15	14	(3)	(18)

Ending Reserves	$219	$213	$192	$155	$130

	December 31, 2009		September 30, 2009		December 31, 2008
Province and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
Ontario	48%	0.23%	48%	0.25%	48%	0.25%
British Columbia	16	0.25%	16	0.23%	16	0.15%
Alberta	15	0.54%	15	0.50%	15	0.31%
Quebec	14	0.29%	14	0.29%	14	0.26%
Nova Scotia	2	0.28%	2	0.31%	2	0.29%
Saskatchewan	2	0.15%	2	0.12%	2	0.07%
Manitoba	1	0.12%	1	0.09%	1	0.10%
New Brunswick	1	0.29%	1	0.25%	1	0.24%
All Other	1	0.10%	1	0.13%	1	0.19%

Total	100%	0.28%	100%	0.28%	100%	0.25%

By Policy Year
2000 and Prior	8%	0.02%	8%	0.02%	8%	0.04%
2001	3	0.03%	3	0.04%	3	0.06%
2002	5	0.04%	5	0.04%	5	0.07%
2003	6	0.08%	6	0.11%	7	0.12%
2004	9	0.12%	9	0.14%	10	0.20%
2005	9	0.20%	10	0.22%	11	0.28%
2006	12	0.42%	12	0.46%	13	0.49%
2007	24	0.58%	25	0.56%	27	0.42%
2008	15	0.50%	15	0.40%	16	0.11%
2009	9	0.05%	7	0.04%	—	—%

Total	100%	0.28%	100%	0.28%	100%	0.25%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance—Canada

(Canadian dollar amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$58	$56	$45	$27	$186	$21	$20	$20	$15	$76
Bulk	2	1	—	1	4	1	—	—	—	1

Total Paid Claims	$60	$57	$45	$28	$190	$22	$20	$20	$15	$77

Average Paid Claim (in thousands)	$71.0	$69.8	$66.9	$64.2		$62.1	$56.3	$54.5	$49.6

Average Reserve Per Delinquency (in thousands)	$67.8	$68.2	$62.8	$58.1		$54.6	$53.7	$50.8	$45.3

Loss Metrics
Beginning Reserves	$229	$223	$196	$161		$135	$119	$109	$89
Paid claims	(60)	(57)	(45)	(28)		(22)	(20)	(20)	(15)
Increase in reserves	60	63	72	63		48	36	30	35

Ending Reserves	$229	$229	$223	$196		$161	$135	$119	$109

Loan Amount
Over $550K	3%	3%	3%	3%		3%	3%	3%	3%
$400K to $550K	7	7	7	6		6	6	6	6
$250K to $400K	28	27	27	27		27	26	26	25
$100K to $250K	55	56	55	56		56	57	57	58
$100K or Less	7	7	8	8		8	8	8	8

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$185	$183	$182	$182		$181	$180	$178	$176

All amounts presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance—Australia

(dollar amounts in millions)

Primary Insurance	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Insured loans in-force	1,475,157	1,466,618	1,451,862	1,439,276	1,426,277
Insured delinquent loans	6,834	6,564	7,094	6,996	6,220
Insured delinquency rate	0.46%	0.45%	0.49%	0.49%	0.44%
Flow loans in-force	1,306,302	1,295,401	1,278,246	1,262,895	1,247,218
Flow delinquent loans	6,724	6,438	6,963	6,851	6,118
Flow delinquency rate	0.51%	0.50%	0.54%	0.54%	0.49%
Bulk loans in-force	168,855	171,217	173,616	176,381	179,059
Bulk delinquent loans	110	126	131	145	102
Bulk delinquency rate	0.07%	0.07%	0.08%	0.08%	0.06%

Loss Metrics	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Beginning Reserves	$186	$172	$154	$138	$141
Paid claims	(28)	(38)	(49)	(23)	(21)
Increase in reserves	41	36	41	39	34
Impact of changes in foreign exchange rates	3	16	26	—	(16)

Ending Reserves	$202	$186	$172	$154	$138

	December 31, 2009		September 30, 2009		December 31, 2008
State and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
New South Wales	32%	0.60%	32%	0.63%	33%	0.75%
Victoria	23	0.37%	23	0.36%	22	0.35%
Queensland	22	0.38%	22	0.34%	21	0.26%
Western Australia	10	0.37%	10	0.32%	10	0.24%
South Australia	5	0.29%	5	0.27%	5	0.25%
New Zealand	3	1.57%	3	1.39%	4	0.79%
Australian Capital Territory	2	0.08%	2	0.11%	2	0.11%
Tasmania	2	0.21%	2	0.20%	2	0.15%
Northern Territory	1	0.09%	1	0.13%	1	0.10%

Total	100%	0.46%	100%	0.45%	100%	0.44%

By Policy Year
2000 and Prior	9%	0.02%	9%	0.01%	10%	0.02%
2001	3	0.06%	3	0.08%	3	0.06%
2002	5	0.10%	5	0.11%	6	0.11%
2003	6	0.25%	6	0.25%	7	0.25%
2004	8	0.38%	8	0.47%	9	0.58%
2005	11	0.58%	11	0.62%	13	0.78%
2006	14	0.81%	15	0.80%	17	0.88%
2007	15	1.06%	17	0.96%	19	0.65%
2008	14	0.83%	14	0.62%	16	0.17%
2009	15	0.10%	12	0.06%	—	—%

Total	100%	0.46%	100%	0.45%	100%	0.44%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance—Australia

(Australian dollar amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$31	$45	$62	$33	$171	$31	$32	$38	$42	$143
Bulk	—	1	—	1	2	1	1	—	1	3

Total Paid Claims	$31	$46	$62	$34	$173	$32	$33	$38	$43	$146

Average Paid Claim (in thousands)	$68.1	$61.4	$62.6	$55.4		$60.4	$60.6	$73.7	$75.9

Average Reserve Per Delinquency (in thousands)	$32.8	$32.1	$30.0	$31.6		$31.7	$31.9	$31.1	$34.6

Loss Metrics
Beginning Reserves	$211	$213	$221	$197		$179	$171	$172	$177
Paid claims	(31)	(46)	(62)	(34)		(32)	(33)	(38)	(43)
Increase in reserves	45	44	54	58		50	41	37	38

Ending Reserves	$225	$211	$213	$221		$197	$179	$171	$172

Loan Amount
Over $550K	10%	10%	10%	10%		10%	10%	10%	9%
$400K to $550K	13	13	13	13		12	12	12	12
$250K to $400K	35	34	34	33		33	33	32	32
$100K to $250K	34	35	35	36		37	37	37	38
$100K or Less	8	8	8	8		8	8	9	9

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$187	$187	$186	$186		$186	$184	$183	$183

All amounts presented in Australian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	December 31, 2009			September 30, 2009
Risk In-force by Loan-To-Value Ratio(1)	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$25,251	$25,251	$—	$23,961	$23,961	$—
90.01% to 95.00%	19,703	19,700	3	18,949	18,946	3
80.01% to 90.00%	13,160	12,145	1,015	12,649	11,700	950
80.00% and below	16,617	2,299	14,319	16,158	2,198	13,960

Total Canada	$74,731	$59,395	$15,337	$71,717	$56,805	$14,912

Australia
95.01% and above	$13,760	$13,760	$1	$13,224	$13,223	$1
90.01% to 95.00%	16,545	16,532	13	15,520	15,507	13
80.01% to 90.00%	21,548	21,407	142	20,742	20,599	143
80.00% and below	34,941	25,596	9,345	35,005	25,691	9,314

Total Australia	$86,794	$77,294	$9,500	$84,491	$75,020	$9,471

Other International
95.01% and above	$1,166	$1,166	$—	$1,680	$1,674	$6
90.01% to 95.00%	2,240	2,196	44	2,526	2,435	90
80.01% to 90.00%	1,557	1,343	214	1,905	1,482	422
80.00% and below	230	212	18	273	224	49

Total Other International	$5,193	$4,916	$277	$6,384	$5,816	$568

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income and Sales—Lifestyle Protection Insurance

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q		2Q	1Q	Total
REVENUES:
Premiums	$288	$287	$284	$282	$1,141	$303	$342		$375	$362	$1,382
Net investment income	36	42	47	32	157	37	49		51	46	183
Net investment gains (losses)	—	(3)	(1)	(13)	(17)	(4)	(27)		(1)	—	(32)
Insurance and investment product fees and other	2	10	4	4	20	2	6		6	10	24

Total revenues	326	336	334	305	1,301	338	370		431	418	1,557

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	76	83	101	83	343	69	49		76	72	266
Acquisition and operating expenses, net of deferrals	163	169	160	153	645	191	200		216	200	807
Amortization of deferred acquisition costs and intangibles	56	47	49	58	210	53	72		80	87	292
Interest expense	4	15	24	7	50	5	18		8	6	37

Total benefits and expenses	299	314	334	301	1,248	318	339		380	365	1,402

INCOME BEFORE INCOME TAXES	27	22	—	4	53	20	31		51	53	155
Provision (benefit) for income taxes	4	6	(3)	1	8	2	8		3	15	28

NET INCOME	23	16	3	3	45	18	23		48	38	127
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—		—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	23	16	3	3	45	18	23		48	38	127

ADJUSTMENTS TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	2	1	8	11	3	17		1	—	21
Expenses related to reorganization, net of taxes	—	—	—	—	—	4	—		—	—	4

NET OPERATING INCOME(1)	$23	$18	$4	$11	$56	$25	$40		$49	$38	$152

Effective tax rate (operating income)	17.3%	26.2%	-341.2%	34.6%	20.4%	18.9%	27.6%		8.7%	28.2%	21.2%

SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$283	$289	$272	$267	$1,111	$306	$333		$390	$334	$1,363
Premium equivalents for administrative services only business	1	4	6	8	19	11	20		30	35	96
Reinsurance premiums assumed accounted for under the deposit method	180	181	178	132	671	148	260		301	270	979

Total Lifestyle Protection Insurance(2)	464	474	456	407	1,801	465	613		721	639	2,438
Mexico Operations	—	18	16	16	50	19	23		20	21	83

Total Sales	$464	$492	$472	$423	$1,851	$484	$636		$741	$660	$2,521

SALES BY REGION:
Lifestyle Protection Insurance
Established European Regions
Western region	$57	$53	$51	$50	$211	$61	$88		$120	$130	$399
Central region	98	112	107	97	414	138	153		182	153	626
Southern region	113	109	116	88	426	101	140		174	137	552
Nordic region	90	85	77	70	322	63	82		97	85	327
New Markets	29	41	36	36	142	33	71		63	56	223
Structured Deals(3)	77	74	69	66	286	69	79		85	78	311

Total Lifestyle Protection Insurance	464	474	456	407	1,801	465	613		721	639	2,438
Mexico Operations	—	18	16	16	50	19	23		20	21	83

Total Sales	$464	$492	$472	$423	$1,851	$484	$636		$741	$660	$2,521

Loss Ratio(4)	26%	27%	34%	27%	28%	21%	11%		18%	18%	17%
							17	%(5)

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the lifestyle protection insurance business was $20 million and $57 million for the three and twelve months ended December 31, 2009, respectively.

(2)

Sales adjusted for foreign exchange as compared to the prior year period for the lifestyle protection insurance business was $419 million and $1,974 million for the three and twelve months ended December 31, 2009, respectively.

(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.
(4)	The ratio of incurred losses and loss adjustment expense to net earned premiums excluding amounts associated with the Mexico operations.
(5)	Excluding a reserve adjustment related to the company’s reinsurance runoff block of business in the third quarter of 2008, the loss ratio was 17%.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Loss and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$146	$156	$164	$170	$636	$182	$185	$190	$183	$740
Net investment income	32	34	35	33	134	33	36	36	37	142
Net investment gains (losses)	27	41	—	(19)	49	(15)	(45)	1	1	(58)
Insurance and investment product fees and other	2	4	(3)	4	7	4	4	11	8	27

Total revenues	207	235	196	188	826	204	180	238	229	851

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	272	346	371	403	1,392	366	301	295	259	1,221
Acquisition and operating expenses, net of deferrals	33	34	33	32	132	32	33	36	37	138
Amortization of deferred acquisition costs and intangibles	6	6	5	5	22	14	46	11	9	80
Goodwill impairment	—	—	—	—	—	—	22	—	—	22

Total benefits and expenses	311	386	409	440	1,546	412	402	342	305	1,461

LOSS BEFORE INCOME TAXES	(104)	(151)	(213)	(252)	(720)	(208)	(222)	(104)	(76)	(610)
Benefit for income taxes	(48)	(62)	(79)	(104)	(293)	(83)	(73)	(45)	(41)	(242)

NET LOSS	(56)	(89)	(134)	(148)	(427)	(125)	(149)	(59)	(35)	(368)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	(18)	(27)	—	13	(32)	11	28	—	(1)	38

NET OPERATING LOSS	$(74)	$(116)	$(134)	$(135)	$(459)	$(114)	$(121)	$(59)	$(36)	$(330)

Effective tax rate (operating loss)	43.8%	39.7%	37.2%	41.7%	40.3%	40.1%	32.2%	43.4%	53.9%	40.1%

SALES:
New Insurance Written (NIW)
Flow	$1,800	$1,500	$1,600	$2,500	$7,400	$3,200	$6,200	$14,000	$15,000	$38,400
Bulk	400	500	1,700	1,100	3,700	200	100	400	100	800
Pool	—	—	100	100	200	100	200	200	100	600

Total U.S. Mortgage Insurance NIW	$2,200	$2,000	$3,400	$3,700	$11,300	$3,500	$6,500	$14,600	$15,200	$39,800

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Growth Metrics—U.S. Mortgage Insurance

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$144	$150	$160	$171	$625	$184	$193	$214	$202	$793
New Risk Written
Flow	$373	$316	$323	$510	$1,522	$713	$1,475	$3,465	$3,768	$9,421
Bulk(1)	18	23	67	45	153	16	10	25	4	55

Total Primary	391	339	390	555	1,675	729	1,485	3,490	3,772	9,476
Pool	1	2	3	2	8	6	7	7	5	25

Total New Risk Written	$392	$341	$393	$557	$1,683	$735	$1,492	$3,497	$3,777	$9,501

Primary Insurance In-force	$145,100	$149,500	$155,200	$159,800		$162,500	$175,300	$174,900	$166,700

Risk In-force
Flow	$30,951	$31,846	$32,803	$34,085		$34,950	$35,169	$34,667	$32,398
Bulk(1)	771	776	775	721		872	1,344	1,371	1,355

Total Primary	31,722	32,622	33,578	34,806		35,822	36,513	36,038	33,753
Pool	331	339	349	355		363	374	381	383

Total Risk In-force	$32,053	$32,961	$33,927	$35,161		$36,185	$36,887	$36,419	$34,136

Other Metrics—U.S. Mortgage Insurance
GAAP Basis Expense Ratio(2)	27%	25%	23%	22%	24%	25%	55%	25%	25%	33%
Adjusted Expense Ratio(3)	28%	26%	24%	22%	25%	25%	53%	22%	23%	30%
Flow Persistency	84%	84%	81%	83%		89%	88%	85%	83%
Gross written premiums ceded to captives/total direct written premiums	21%	21%	22%	22%		21%	21%	20%	20%
Risk To Capital Ratio(4)	N/A	15.1:1	14.8:1	13.8:1		13.6:1	14.3:1	14.8:1	13.2:1

Average primary loan size (in thousands)	$163	$163	$164	$164		$164	$170	$169	$166
Primary risk in-force subject to captives	50%	51%	52%	53%		53%	53%	55%	58%
Primary risk in-force that is GSE conforming	96%	96%	96%	96%		96%	95%	95%	95%
Primary interest only risk in-force with initial reset > 5 years	95%	95%	95%	95%		95%	95%	95%	94%
Primary risk in-force with potential to reset in 2008(5)	N/A	N/A	N/A	N/A		N/A	1.1%	1.3%	1.4%
Primary risk in-force with potential to reset in 2009(5)	N/A	1.1%	1.2%	1.2%		1.2%	1.3%	1.4%	1.6%
Primary risk in-force with potential to reset in 2010(5)	1.3%	1.3%	1.3%	1.4%		1.4%
Primary risk in-force with potential to reset in 2011(5)	1.3%

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The amounts previously presented for new risk written and risk in-force for the first quarter of 2008 have been revised to exclude deductible amounts specific to the GSE Alt-A and portfolio deals where the counterparty is in a first loss position.

(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, amortization of DAC and intangibles and goodwill impairment.

(3)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, amortization of DAC and intangibles and goodwill impairment and excludes reorganization expenses recorded in the fourth quarter of 2008.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for the U.S. mortgage insurance business is not available for the current period due to the timing of the statutory statement filings.

In December 2008, the company received regulatory approval to change the calculation of the risk to capital ratio, thereby allowing the company to calculate statutory risk as risk in-force less the risk ceded to the captive participants. This change is reflected in the risk to capital ratio beginning in the fourth quarter of 2008. Risk to capital ratios for prior periods were not recalculated.

In April 2009, the company received regulatory approval to further change the calculation of the risk to capital ratio, thereby allowing the company to also exclude the risk on loans that are currently in default. This change is reflected in the risk to capital ratio beginning in the first quarter of 2009. Risk to capital ratios for prior periods were not recalculated.
(5)	Represents < 5 year adjustable rate mortgages excluding option adjustable rate mortgages (ARMs).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Loss Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2009						2008
	4Q	3Q		2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Paid Claims
Flow	$202	$177		$187	$197	$763	$171	$131	$89	$79	$470
Bulk	10	205		2	1	218	1	1	3	5	10

Total Primary	212	382		189	198	981	172	132	92	84	480
Pool	—	—		1	—	1	1	—	—	—	1

Total Net Paid Claims	$212	$382	(1)	$190	$198	$982	$173	$132	$92	$84	$481

Average Paid Claim (in thousands)	$49.2	$100.6	(2)	$49.5	$55.5		$52.3	$48.6	$42.9	$42.4

Number of Primary Delinquencies
Flow	107,495	100,208		87,590	79,349		72,166	57,985	46,700	38,316
Bulk loans with established reserve	11,319	11,002		10,294	7,561		4,450	6,038	4,475	3,768
Bulk loans with no reserve(3)	3,465	4,220		4,916	6,054		6,761	7,535	6,630	4,442

Average Reserve Per Delinquency (in thousands)
Flow	$18.9	$20.0		$22.9	$23.1		$21.5	$20.5	$19.1	$15.8
Bulk loans with established reserve	20.8	19.2		12.7	11.3		10.8	19.8	18.2	14.9
Bulk loans with no reserve(3)	—	—		—	—		—	—	—	—

Beginning Reserves	$2,233	$2,264		$2,028	$1,711	$1,711	$1,312	$973	$661	$467	$467
Paid claims	(256)	(425	) (1)	(213)	(205)	(1,099)	(176)	(133)	(92)	(84)	(485)
Increase in reserves	312	394	(1)	449	522	1,677	575	472	404	278	1,729

Ending Reserves	$2,289	$2,233		$2,264	$2,028	$2,289	$1,711	$1,312	$973	$661	$1,711

Beginning Reinsurance Recoverable(4)	$679	$673		$619	$506	$506	$301	$131	$22	$3	$3
Ceded paid claims	(44)	(43)		(23)	(7)	(117)	(3)	(1)	—	—	(4)
Increase in recoverable	39	49		77	120	285	208	171	109	19	507

Ending Reinsurance Recoverable	$674	$679		$673	$619	$674	$506	$301	$131	$22	$506

Loss Ratio(5)	186%	223%		225%	237%	219%	200%	163%	155%	142%	165%
Estimated Savings For Loss Mitigation Activities(6)	$290	$224		$188	$145	$847
The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

In the third quarter of 2009, the company settled arbitration proceedings with a lender regarding certain bulk transactions related to payment option adjustable rate (POA) loans. The settlement resolves prior claims, or pending and anticipated future unpaid claims for coverage benefits under the policies for the POA loans, and the lender’s bad faith counterclaims. Net paid claims included $203 million and the change in reserves included a decrease of $108 million related to this settlement.

(2)	Excluding the settlement in the third quarter of 2009 related to the bulk business, the average paid claim was approximately $47,200 in the third quarter of 2009.
(3)	Reserves are not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(4)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(5)

The ratio of incurred losses and loss adjustment expense to net earned premiums. Excluding the effects of the settlement in the third quarter of 2009 related to the bulk business, the loss ratios were 162% and 204% for the three months ended September 30, 2009 and the twelve months ended December 31, 2009, respectively.

(6)

Loss mitigation activities include rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales and other loan workouts and claim mitigation actions. Estimated savings for rescissions represent the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings for loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2009				2008
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-force by Credit Quality(1)
Primary by FICO Scores >679	64%	64%	63%	63%	63%	63%	62%	60%
Primary by FICO Scores 620-679	28%	28%	29%	29%	29%	29%	30%	31%
Primary by FICO Scores 575-619	6%	6%	6%	6%	6%	6%	6%	7%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679	64%	63%	63%	63%	62%	62%	60%	59%
Flow by FICO Scores 620-679	28%	29%	29%	29%	30%	30%	31%	32%
Flow by FICO Scores 575-619	6%	6%	6%	6%	6%	6%	7%	7%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679	86%	85%	85%	84%	83%	84%	84%	84%
Bulk by FICO Scores 620-679	12%	13%	13%	14%	15%	14%	14%	14%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%	1%

Primary A minus	5%	5%	6%	6%	6%	6%	6%	7%
Primary Sub-prime(2)	5%	5%	5%	5%	5%	5%	6%	6%

Primary Loans
Primary loans in-force	890,730	914,770	947,777	973,988	990,357	1,033,789	1,034,697	1,001,430
Primary delinquent loans	122,279	115,430	102,800	92,964	83,377	71,558	57,805	46,526
Primary delinquency rate	13.73%	12.62%	10.85%	9.54%	8.42%	6.92%	5.59%	4.65%

Flow loans in-force	753,370	774,000	796,633	826,663	846,645	854,465	849,292	812,061
Flow delinquent loans	107,495	100,208	87,590	79,349	72,166	57,985	46,700	38,316
Flow delinquency rate	14.27%	12.95%	11.00%	9.60%	8.52%	6.79%	5.50%	4.72%

Bulk loans in-force	137,360	140,770	151,144	147,325	143,712	179,324	185,405	189,369
Bulk delinquent loans	14,784	15,222	15,210	13,615	11,211	13,573	11,105	8,210
Bulk delinquency rate	10.76%	10.81%	10.06%	9.24%	7.80%	7.57%	5.99%	4.34%

A minus and sub-prime loans in-force	89,678	93,344	97,271	101,413	104,845	108,028	110,979	112,383
A minus and sub-prime delinquent loans	29,238	28,151	25,271	23,448	23,047	19,583	16,171	13,254
A minus and sub-prime delinquency rate	32.60%	30.16%	25.98%	23.12%	21.98%	18.13%	14.57%	11.79%

Pool Loans
Pool loans in-force	20,370	20,859	21,166	21,870	21,940	21,233	20,266	19,536
Pool delinquent loans	781	741	632	586	568	509	464	415
Pool delinquency rate	3.83%	3.55%	2.99%	2.68%	2.59%	2.40%	2.29%	2.12%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

	December 31, 2009		September 30, 2009		December 31, 2008
	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
By Region
Southeast(1)	23%	18.36%	23%	17.06%	23%	11.73%
South Central(2)	17	12.42%	17	11.01%	17	7.27%
Northeast(3)	13	11.60%	13	10.48%	13	6.72%
North Central(4)	11	12.20%	11	11.00%	12	6.90%
Pacific(5)	11	19.43%	11	18.19%	11	10.77%
Great Lakes(6)	9	10.20%	9	9.72%	8	8.16%
Plains(7)	6	8.29%	6	7.50%	6	4.72%
Mid-Atlantic(8)	5	13.08%	5	11.76%	5	7.03%
New England(9)	5	12.48%	5	11.40%	5	7.03%

Total	100%	13.73%	100%	12.62%	100%	8.42%

By State
Florida	8%	30.77%	8%	29.56%	8%	20.94%
Texas	7%	9.49%	7%	8.22%	7%	6.25%
New York	6%	9.42%	6%	8.44%	6%	5.26%
California	5%	21.87%	5%	21.04%	5%	13.36%
Illinois	5%	16.40%	5%	14.65%	5%	8.92%
Georgia	4%	17.62%	4%	15.59%	4%	10.21%
North Carolina	4%	11.73%	4%	10.08%	4%	6.74%
Pennsylvania	4%	11.13%	4%	10.02%	4%	6.97%
New Jersey	4%	17.35%	4%	15.81%	4%	9.52%
Ohio	3%	8.47%	3%	8.08%	3%	7.37%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(3)	New Jersey, New York and Pennsylvania
(4)	Illinois, Minnesota, Missouri and Wisconsin
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(6)	Indiana, Kentucky, Michigan and Ohio
(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(8)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

Primary Risk In-force:	December 31, 2009	% of Total	September 30, 2009	% of Total	December 31, 2008	% of Total
Lender concentration (by original applicant)	$31,722		$32,622		$35,822
Top 10 lenders	15,814		16,377		17,639
Top 20 lenders	18,540		19,222		21,140

Loan-to-value ratio
95.01% and above	$7,962	25%	$8,182	25%	$9,084	25%
90.01% to 95.00%	10,832	34	11,117	34	12,247	34
80.01% to 90.00%	12,245	39	12,633	39	13,691	39
80.00% and below	683	2	690	2	800	2

Total	$31,722	100%	$32,622	100%	$35,822	100%

Loan grade
Prime	$28,376	89%	$29,121	89%	$31,838	89%
A minus and sub-prime	3,346	11	3,501	11	3,984	11

Total	$31,722	100%	$32,622	100%	$35,822	100%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$30,196	95%	$31,027	95%	$33,928	95%
Bulk	690	2	690	2	779	2
Adjustable rate mortgage
Flow	755	3	819	3	1,022	3
Bulk	81	—	86	—	93	—
Second mortgages	—	—	—	—	—	—

Total	$31,722	100%	$32,622	100%	$35,822	100%

Type of documentation
Alt-A
Flow	$1,064	3%	$1,150	3%	$1,359	4%
Bulk	244	1	261	1	324	1
Standard(2)
Flow	29,887	94	30,696	94	33,591	94
Bulk	527	2	515	2	548	1

Total	$31,722	100%	$32,622	100%	$35,822	100%

Mortgage term
15 years and under	$367	1%	$369	1%	$428	1%
More than 15 years	31,355	99	32,253	99	35,394	99

Total	$31,722	100%	$32,622	100%	$35,822	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with the company’s standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	December 31, 2009
Policy Year	Average Rate(1)	Primary Insurance In-force	% of Total	Primary Risk In-force	% of Total
1998 and Prior	7.98%	$1,561	1.1%	$407	1.3%
1999	7.33%	610	0.4	156	0.5
2000	8.25%	379	0.3	95	0.3
2001	7.47%	1,426	1.0	359	1.1
2002	6.62%	3,413	2.4	826	2.6
2003	5.65%	13,686	9.4	2,306	7.3
2004	5.87%	7,965	5.5	1,771	5.6
2005	5.98%	12,480	8.6	3,148	9.9
2006	6.55%	19,250	13.2	4,137	13.0
2007	6.65%	41,225	28.4	8,921	28.1
2008	6.21%	32,555	22.4	7,987	25.2
2009	5.08%	10,550	7.3	1,609	5.1

Total	6.28%	$145,100	100.0%	$31,722	100.0%

Occupancy and Property Type	December 31, 2009	September 30, 2009
Occupancy Status % of Primary Risk In-force
Primary residence	93.2%	93.0%
Second home	4.1	4.2
Non-owner occupied	2.7	2.8

Total	100.0%	100.0%

Property Type % of Primary Risk In-force
Single family detached	85.6%	85.5%
Condominium and co-operative	11.3	11.3
Multi-family and other	3.1	3.2

Total	100.0%	100.0%

(1)	Average Annual Mortgage Interest Rate

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in billions)

	FICO > 679				FICO 620 - 679(1)				FICO < 620				Total
	2009				2009				2009				2009
Primary Risk In-force	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Total Primary Risk In-force	$20.4	$20.8	$21.3	$22.0	$8.9	$9.3	$9.7	$10.1	$2.4	$2.5	$2.6	$2.7	$31.7	$32.6	$33.6	$34.8
Delinquency rate(2)	8.8%	8.1%	7.0%	6.0%	20.8%	18.8%	16.0%	14.0%	33.0%	30.6%	26.5%	23.6%	13.7%	12.6%	10.8%	9.5%
2009 policy year	$1.5	$1.2	$0.8	$0.5	$0.1	$0.1	$0.1	$—	$—	$—	$—	$—	$1.6	$1.3	$0.9	$0.5
Delinquency rate	0.1%	0.1%	—%	—%	1.2%	1.1%	0.5%	—%	5.4%	5.4%	1.8%	—%	0.2%	0.1%	0.1%	—%
2008 policy year	$6.1	$6.3	$6.5	$6.8	$1.6	$1.6	$1.7	$1.7	$0.3	$0.3	$0.3	$0.3	$8.0	$8.2	$8.5	$8.8
Delinquency rate	5.2%	4.0%	2.9%	2.2%	14.2%	11.7%	8.8%	7.1%	29.3%	25.9%	21.0%	18.2%	7.8%	6.3%	4.7%	3.7%
2007 policy year	$5.1	$5.2	$5.5	$5.8	$2.9	$3.1	$3.2	$3.3	$0.9	$1.0	$1.0	$1.1	$8.9	$9.3	$9.7	$10.2
Delinquency rate	15.1%	13.9%	12.0%	10.0%	26.2%	23.6%	19.8%	17.1%	39.4%	36.7%	32.1%	28.4%	21.1%	19.3%	16.6%	14.2%
2006 policy year	$2.4	$2.5	$2.6	$2.7	$1.3	$1.4	$1.5	$1.6	$0.4	$0.4	$0.5	$0.5	$4.1	$4.3	$4.6	$4.8
Delinquency rate	16.0%	15.2%	13.8%	12.0%	25.4%	23.9%	21.1%	18.8%	34.1%	32.0%	27.7%	25.2%	20.6%	19.4%	17.3%	15.3%
2005 policy year	$1.8	$1.9	$2.0	$2.1	$1.1	$1.1	$1.1	$1.2	$0.3	$0.3	$0.3	$0.3	$3.2	$3.3	$3.4	$3.6
Delinquency rate	11.4%	10.2%	8.6%	7.4%	21.4%	19.4%	16.6%	14.8%	28.5%	26.2%	22.9%	20.3%	16.0%	14.5%	12.3%	10.8%
2004 and prior policy years	$3.5	$3.7	$3.9	$4.1	$1.9	$2.0	$2.1	$2.3	$0.5	$0.5	$0.5	$0.5	$5.9	$6.2	$6.5	$6.9
Delinquency rate	5.5%	4.8%	3.9%	3.4%	16.5%	14.9%	12.9%	11.5%	26.0%	24.1%	20.7%	18.9%	10.1%	9.1%	7.6%	6.7%

Fixed rate mortgage	$19.9	$20.3	$20.7	$21.4	$8.7	$9.0	$9.4	$9.8	$2.3	$2.4	$2.5	$2.6	$30.9	$31.7	$32.6	$33.8
Delinquency rate	8.4%	7.7%	6.5%	5.6%	20.5%	18.5%	15.6%	13.6%	32.8%	30.4%	26.3%	23.4%	13.4%	12.2%	10.4%	9.1%
Adjustable rate mortgage	$0.5	$0.5	$0.6	$0.6	$0.2	$0.3	$0.3	$0.3	$0.1	$0.1	$0.1	$0.1	$0.8	$0.9	$1.0	$1.0
Delinquency rate	26.6%	27.0%	26.3%	24.2%	30.2%	29.8%	28.3%	27.5%	38.4%	37.7%	35.0%	35.2%	28.6%	28.6%	27.5%	26.1%

Loan-to-value > 95%	$4.1	$4.1	$4.3	$4.4	$3.0	$3.1	$3.2	$3.3	$0.9	$1.0	$1.0	$1.1	$8.0	$8.2	$8.5	$8.8
Delinquency rate	10.0%	8.8%	6.9%	5.7%	23.8%	21.6%	18.1%	15.6%	38.8%	36.0%	31.4%	27.8%	18.9%	17.1%	14.3%	12.3%
Alt-A(3)	$0.9	$0.9	$1.0	$1.1	$0.3	$0.4	$0.4	$0.4	$0.1	$0.1	$0.1	$0.1	$1.3	$1.4	$1.5	$1.6
Delinquency rate	27.1%	26.7%	24.7%	21.9%	38.4%	37.2%	34.8%	32.1%	36.4%	35.3%	31.6%	31.7%	29.8%	29.2%	27.0%	24.3%
Interest only and option ARMs	$2.0	$2.1	$2.2	$2.3	$0.7	$0.8	$0.8	$0.9	$0.1	$0.1	$0.1	$0.1	$2.8	$3.0	$3.1	$3.3
Delinquency rate	29.3%	28.2%	26.6%	23.4%	41.3%	39.4%	36.5%	33.1%	47.2%	46.1%	42.3%	40.1%	32.5%	31.2%	29.3%	26.1%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Other Metrics—U.S. Mortgage Insurance Bulk Risk In-force

(dollar amounts in millions)

	December 31, 2009	September 30, 2009	December 31, 2008
GSE Alt-A
Risk in-force	$295	$315	$338
Average FICO score	721	720	720
Loan-to-value ratio	79%	79%	79%
Standard documentation(1)	24%	23%	22%
Stop loss	100%	100%	100%
Deductible	81%	81%	81%

FHLB
Risk in-force	$391	$377	$443
Average FICO score	755	754	741
Loan-to-value ratio	75%	75%	76%
Standard documentation(1)	96%	96%	87%
Stop loss	90%	89%	86%
Deductible	100%	100%	100%

Other
Risk in-force	$85	$84	$91
Average FICO score	701	692	692
Loan-to-value ratio	91%	91%	91%
Standard documentation(1)	96%	96%	96%
Stop loss	9%	9%	9%
Deductible	—%	—%	—%
Total Bulk Risk In-force	$771	$776	$872

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with the standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			December 31, 2009			September 30, 2009			June 30, 2009			March 31, 2009
Book Year(2)	Original Book Risk In-force ($B)	Progression To Attachment Point	Current Risk In-force ($B)	Ever-To- Date Incurred Losses ($MM)	Captive Benefits ($MM)	Current Risk In-force ($B)	Ever-To- Date Incurred Losses ($MM)	Captive Benefits ($MM)	Current Risk In-force ($B)	Ever-To- Date Incurred Losses ($MM)	Captive Benefits ($MM)	Current Risk In-force ($B)	Ever-To- Date Incurred Losses ($MM)	Captive Benefits ($MM)
2004		0-50%	$0.4	$22		$0.6	$35		$0.6	$36		$0.8	$37
2004		50-75%	0.4	33		0.3	23		0.4	28		0.2	19
2004		75-99%	0.2	23		0.1	13		—	3		0.1	5
2004		Attached	—	8		—	8		0.1	7		—	5

2004 Total	$3.5		$1.0	$86	$—	$1.0	$79	$—	$1.1	$74	$1	$1.1	$66	$—

2005		0-50%	$—	$1		$—	$1		$—	$1		$0.1	$1
2005		50-75%	—	1		0.1	3		0.1	5		0.1	3
2005		75-99%	0.1	5		—	2		—	—		0.2	16
2005		Attached	1.9	331		2.0	310		2.1	300		1.9	248

2005 Total	$4.3		$2.0	$338	16	$2.1	$316	12	$2.2	$306	27	$2.3	$268	28

2006		0-50%	$0.1	$1		$0.1	$1		$0.1	$1		$0.1	$1
2006		50-75%	—	1		—	—		—	—		—	1
2006		75-99%	—	1		—	1		—	2		0.1	4
2006		Attached	2.3	516		2.5	501		2.6	495		2.6	440

2006 Total	$4.0		$2.4	$519	6	$2.6	$503	12	$2.7	$498	16	$2.8	$446	23

2007		0-50%	$—	$—		$—	$—		$—	$1		$0.1	$2
2007		50-75%	—	1		0.1	4		0.1	2		0.1	6
2007		75-99%	0.1	4		0.1	6		0.1	6		—	3
2007		Attached	4.9	878		5.1	814		5.4	791		5.6	700

2007 Total	$6.4		$5.0	$883	15	$5.3	$824	15	$5.6	$800	32	$5.8	$711	65

2008		0-50%	$0.8	$8		$1.2	$16		$1.3	$14		$1.5	$12
2008		50-75%	0.4	13		0.9	27		1.1	33		1.0	26
2008		75-99%	1.1	47		0.3	13		0.1	3		0.1	3
2008		Attached	0.3	22		0.3	21		0.4	18		0.4	18

2008 Total	$3.1		$2.6	$90	2	$2.7	$77	2	$2.9	$68	—	$3.0	$59	3

Captive Benefits In Quarter ($MM)					$39			$41			$76			$119

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, ever-to-date incurred losses equal current reserves plus ever-to-date paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever-to-date incurred losses by original risk in-force for that book year.

(2)	Book year figures may include loans from additional periods pursuant to reinsurance agreement terms and conditions.

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Operating Income (Loss)—Corporate and Other(1),(2)

(amounts in millions)

	2009(3)					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$1	$1	$2	$5	$5	$6	$5	$21
Net investment income	33	25	60	55	173	101	136	154	195	586
Net investment gains (losses)	(21)	(65)	(61)	(162)	(309)	(273)	(237)	(340)	(72)	(922)
Insurance and investment product fees and other	22	12	41	75	150	80	81	4	4	169

Total revenues	34	(28)	41	(31)	16	(87)	(15)	(176)	132	(146)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	2	—	—	2	2	2	2	1	7
Interest credited	40	39	79	89	247	121	125	130	156	532
Acquisition and operating expenses, net of deferrals	17	9	15	11	52	44	(4)	15	8	63
Amortization of deferred acquisition costs and intangibles	4	5	3	5	17	5	5	2	3	15
Goodwill impairment	—	—	—	—	—	—	12	—	—	12
Interest expense	59	58	66	62	245	69	68	63	58	258

Total benefits and expenses	120	113	163	167	563	241	208	212	226	887

LOSS BEFORE INCOME TAXES	(86)	(141)	(122)	(198)	(547)	(328)	(223)	(388)	(94)	(1,033)
Benefit from income taxes	(8)	(67)	(17)	(102)	(194)	(128)	(125)	(98)	(15)	(366)

NET LOSS	(78)	(74)	(105)	(96)	(353)	(200)	(98)	(290)	(79)	(667)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	16	41	38	106	201	178	157	219	48	602
Expenses related to reorganization, net of taxes	—	—	—	—	—	4	—	—	—	4

NET OPERATING INCOME (LOSS)	$(62)	$(33)	$(67)	$10	$(152)	$(18)	$59	$(71)	$(31)	$(61)

Effective tax rate (operating income (loss))	2.8%	57.4%	-6.8%	128.5%	36.4%	63.9%	-307.6%	-46.2%	-38.9%	39.7%

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements:
Account value, beginning of period	$5,053	$5,555	$6,677	$8,104	$8,104	$9,253	$10,773	$10,655	$10,982	$10,982
Deposits(4)	—	—	—	—	—	243	558	1,128	251	2,180
Surrenders and benefits(4)	(596)	(553)	(1,177)	(1,466)	(3,792)	(1,491)	(2,149)	(1,099)	(727)	(5,466)

Net flows	(596)	(553)	(1,177)	(1,466)	(3,792)	(1,248)	(1,591)	29	(476)	(3,286)
Interest credited	45	47	52	61	205	89	94	96	117	396
Foreign currency translation	—	4	3	(22)	(15)	10	(23)	(7)	32	12

Account value, end of period	$4,502	$5,053	$5,555	$6,677	$4,502	$8,104	$9,253	$10,773	$10,655	$8,104

(1)

In December 2009, the company began reporting the institutional and corporate-owned life insurance products in Corporate and Other activities, as they were deemed non-strategic. These products were previously included in the Retirement and Protection segment, with the corporate-owned life insurance product reported as part of the long-term care insurance business. All prior period amounts have been re-presented.

(2)	Includes inter-segment eliminations and non-strategic products.
(3)

In the first quarter of 2009, the company began reporting the results of the equity access business in the long-term care business included in the Retirement and Protection segment. The equity access business was previously reported in Corporate and Other activities. The amounts associated with this business were not material and the prior period amounts have not been re-presented.

(4)

“Surrenders and benefits” include contracts that have matured but are redeposited with the company and reflected as deposits. There were no contracts that matured and were redeposited in 2009. For the twelve months ended December 31, 2008, contracts that matured and were redeposited and reflected under “deposits” totaled $295 million. The company has also included in “surrenders and benefits” the early retirement of institutional contracts at a discount to contract values.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Investments Summary

(amounts in millions)

		December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$27,137	40%	$26,018	38%	$23,107	35%	$20,951	32%	$22,189	33%
Private fixed maturity securities		9,231	14	8,622	12	8,235	12	7,706	12	7,782	11
Residential mortgage-backed securities(1)		2,595	4	1,947	3	2,179	4	2,228	4	2,741	4
Commercial mortgage-backed securities		3,433	5	3,715	5	3,538	5	3,605	5	3,713	6
Other asset-backed securities		2,205	3	1,814	3	1,909	3	1,885	3	2,080	3
Tax exempt		1,521	2	2,177	3	2,388	4	2,463	4	2,370	4
Non-investment grade fixed maturity securities		3,630	5	3,453	5	2,966	5	2,481	4	1,996	3
Equity securities:
Common stocks and mutual funds		94	—	105	—	113	—	107	—	100	—
Preferred stocks		65	—	59	—	139	1	114	—	134	—
Commercial mortgage loans		7,499	11	7,704	11	7,872	12	8,023	12	8,262	12
Policy loans		1,403	2	1,408	2	2,087	3	1,842	3	1,834	3
Cash, cash equivalents and short-term investments		6,592	10	8,177	12	6,845	10	8,163	13	8,447	12
Securities lending		853	1	899	1	958	2	1,069	2	1,469	2
Other invested assets:	Limited partnerships(2)	430	1	583	1	610	1	658	1	715	1
	Derivatives:
	LTC forward starting swap—cash flow	73	—	281	1	188	1	354	1	501	1
	Other cash flow	101	—	123	—	76	—	68	—	120	—
	Fair value	156	—	180	—	170	—	231	—	277	—
	Equity index options— non-qualified	39	—	62	—	110	—	154	—	152	—
	LTC swaptions—non-qualified	54	—	195	—	161	—	527	1	780	1
	Other non-qualified	523	1	417	1	485	1	427	1	385	1
	Trading portfolio	174	—	180	—	163	—	156	—	169	—
	Counterparty collateral	647	1	937	2	833	1	1,248	2	1,605	3
	Other	62	—	59	—	80	—	89	—	119	—

Total invested assets and cash		$68,517	100%	$69,115	100%	$65,212	100%	$64,549	100%	$67,940	100%

Public Fixed Maturity Securities—Credit Quality:
NAIC rating	Rating Agency Designation

1	AAA	$12,516	34%	$10,880	30%	$9,188	28%	$8,934	29%	$9,651	30%
1	AA	4,632	12	4,869	14	5,105	15	4,417	15	4,542	14
1	A	10,634	29	10,883	30	10,261	31	9,618	31	10,653	33
2	BBB	7,247	19	7,265	20	6,798	20	6,218	20	6,111	19
3	BB	1,339	4	1,264	4	1,278	4	971	3	844	3
4	B	414	1	522	1	447	1	399	1	381	1
5	CCC and lower	361	1	402	1	205	1	187	1	101	—
6	In or near default	15	—	7	—	2	—	3	—	1	—
Not rated	Not rated	—	—	27	—	—	—	17	—	13	—

	Total public fixed maturity securities	$37,158	100%	$36,119	100%	$33,284	100%	$30,764	100%	$32,297	100%

Private Fixed Maturity Securities—Credit Quality:
NAIC rating	Rating Agency Designation

1	AAA	$1,271	10%	$1,196	10%	$1,334	12%	$1,389	13%	$1,458	14%
1	AA	1,021	8	1,041	9	986	9	959	9	1,065	10
1	A	3,815	30	3,540	31	3,244	30	3,233	31	3,268	31
2	BBB	4,986	40	4,619	39	4,440	40	4,070	38	4,127	39
3	BB	1,247	10	905	8	801	7	775	8	596	6
4	B	156	1	212	2	128	1	102	1	54	—
5	CCC and lower	95	1	91	1	53	1	14	—	4	—
6	In or near default	3	—	23	—	52	—	13	—	1	—
Not rated	Not rated	—	—	—	—	—	—	—	—	1	—

	Total private fixed maturity securities	$12,594	100%	$11,627	100%	$11,038	100%	$10,555	100%	$10,574	100%

(1) The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2) Limited partnerships by type:
Distressed bond and equity fund		$24		$86		$90		$109		$132
Real estate		201		213		236		258		294
Infrastructure		109		144		147		152		149
Private equity		53		75		77		78		75
Mezzanine		9		37		37		37		41
Strategic equity		14		7		7		8		8
Strategic funds		—		7		7		7		7
Oil and gas		20		14		9		9		9

Total limited partnerships		$430		$583		$610		$658		$715

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Fixed Maturity Securities Summary

(amounts in millions)

	December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$2,602	5%	$2,166	5%	$1,249	3%	$994	2%	$905	2%
Tax exempt	1,544	3	2,201	5	2,406	5	2,464	6	2,371	6
Foreign government	2,384	5	2,254	5	1,854	4	1,672	4	1,760	4
U.S. corporate	21,412	43	20,752	43	19,691	44	18,142	44	19,074	45
Foreign corporate	12,551	25	12,049	25	10,874	25	9,814	24	9,976	23
Residential mortgage-backed securities	3,227	7	2,584	5	2,644	6	2,619	6	2,937	6
Commercial mortgage-backed securities	3,617	7	3,886	8	3,632	9	3,685	9	3,758	9
Other asset-backed securities	2,415	5	1,854	4	1,972	4	1,929	5	2,090	5

Total fixed maturity securities	$49,752	100%	$47,746	100%	$44,322	100%	$41,319	100%	$42,871	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,917	28%	$8,754	29%	$8,496	30%	$7,676	29%	$8,773	32%
Utilities and energy	7,064	22	6,896	23	6,360	22	5,831	22	5,741	21
Consumer—non-cyclical	3,622	12	3,660	12	3,422	12	3,334	13	3,243	12
Consumer—cyclical	1,456	5	1,487	5	1,461	5	1,496	6	1,317	5
Capital goods	1,997	6	1,778	6	1,655	6	1,621	6	1,837	6
Industrial	1,372	4	1,340	4	1,244	4	1,160	4	1,277	4
Technology and communications	1,876	6	1,818	6	1,592	6	1,501	6	1,584	6
Transportation	1,129	4	1,253	4	1,201	4	1,109	4	1,111	4
Other	4,232	13	3,517	11	3,070	11	2,507	10	2,686	10

Subtotal	$31,665	100%	$30,503	100%	$28,501	100%	$26,235	100%	$27,569	100%

Non-Investment Grade:
Finance and insurance	$549	24	$578	25	$501	24	$334	19%	$183	12%
Utilities and energy	236	10	241	10	222	11	202	12	159	11
Consumer—non-cyclical	340	15	286	12	255	12	275	16	232	16
Consumer—cyclical	181	8	183	8	151	7	112	7	179	12
Capital goods	351	15	360	16	363	18	321	19	198	13
Industrial	347	15	361	16	290	14	238	14	272	18
Technology and communications	167	7	183	8	180	9	163	9	186	13
Transportation	60	3	64	3	62	3	59	3	57	4
Other	67	3	42	2	40	2	17	1	15	1

Subtotal	$2,298	100%	$2,298	100%	$2,064	100%	$1,721	100%	$1,481	100%

Total	$33,963	100%	$32,801	100%	$30,565	100%	$27,956	100%	$29,050	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$2,217	4%	$1,897	4%	$1,764	4%	$1,677	4%	$1,715	4%
Due after one year through five years	12,400	25	12,247	26	11,429	26	10,048	24	10,091	24
Due after five years through ten years	7,950	16	7,862	16	7,334	17	7,081	17	7,241	17
Due after ten years	17,926	36	17,416	37	15,547	35	14,280	35	15,039	35

Subtotal	40,493	81	39,422	83	36,074	82	33,086	80	34,086	80
Mortgage and asset-backed	9,259	19	8,324	17	8,248	18	8,233	20	8,785	20

Total fixed maturity securities	$49,752	100%	$47,746	100%	$44,322	100%	$41,319	100%	$42,871	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Additional Information on Mortgage-backed and Asset-backed Securities by Vintage as of December 31, 2009(1)

(amounts in millions)

Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Residential Mortgage Loans:

	Fair Value							Net Unrealized Losses
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	2008	2009	Total	2004 and Prior	2005	2006	2007	2008	2009	Total
AAA	$42	$12	$—	$—	$—	$—	$54	$(5)	$(2)	$—	$—	$—	$—	$(7)
AA	23	20	1	19	—	—	63	(10)	(19)	—	(10)	—	—	(39)
A	17	47	4	—	—	—	68	(11)	(38)	(1)	—	—	—	(50)
BBB	11	6	1	—	—	—	18	(9)	(12)	(2)	—	—	—	(23)
BB	8	13	27	—	—	—	48	(7)	(18)	(24)	—	—	—	(49)
B	6	24	25	—	—	—	55	(7)	(14)	(27)	(2)	—	—	(50)
CCC and lower	24	16	62	14	—	—	116	(16)	(57)	(65)	(17)	—	—	(155)

Total	$131	$138	$120	$33	$—	$—	$422	$(65)	$(160)	$(119)	$(29)	$—	$—	$(373)

The sub-prime securities are principally backed by first lien mortgages. The company does not have a significant exposure to second liens or option adjustable rate mortgages. The company does not have any material exposure to mezzanine CDOs. The company does not have any exposure to net interest margin deals, highly leveraged transactions or CDO-squared investments.

Mortgage-backed and Asset-backed Securities Collateralized by Alt-A Residential Mortgage Loans:

	Fair Value							Net Unrealized Losses
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	2008	2009	Total	2004 and Prior	2005	2006	2007	2008	2009	Total
AAA	$43	$—	$1	$—	$—	$—	$44	$(10)	$—	$—	$—	$—	$—	$(10)
AA	9	26	1	—	—	—	36	(2)	(7)	(2)	—	—	—	(11)
A	17	23	1	8	—	—	49	(2)	(9)	(3)	(1)	—	—	(15)
BBB	26	1	3	—	—	—	30	(17)	(8)	(11)	—	—	—	(36)
BB	2	25	—	4	—	—	31	(5)	(27)	—	(3)	—	—	(35)
B	2	19	32	6	—	—	59	(8)	(21)	(27)	(6)	—	—	(62)
CCC and lower	5	55	36	24	—	—	120	(34)	(41)	(14)	(26)	—	—	(115)

Total	$104	$149	$74	$42	$—	$—	$369	$(78)	$(113)	$(57)	$(36)	$—	$—	$(284)

Commercial Mortgage-backed Securities(2):

	Fair Value							Net Unrealized Losses
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	2008	2009	Total	2004 and Prior	2005	2006	2007	2008	2009	Total
AAA	$1,943	$338	$336	$120	$—	$20	$2,757	$1	$(19)	$(41)	$(13)	$—	$—	$(72)
AA	52	63	85	127	—	—	327	(28)	(24)	(79)	(50)	—	—	(181)
A	69	36	54	54	—	—	213	(46)	(40)	(48)	(69)	—	—	(203)
BBB	50	12	41	33	—	—	136	(28)	(19)	(33)	(45)	—	—	(125)
BB	30	6	33	52	—	—	121	(26)	(7)	(47)	(45)	—	—	(125)
B	17	—	10	11	—	—	38	(12)	—	(21)	(19)	—	—	(52)
CCC and lower	10	4	11	—	—	—	25	(2)	(15)	(12)	—	—	—	(29)

Total	$2,171	$459	$570	$397	$—	$20	$3,617	$(141)	$(124)	$(281)	$(241)	$—	$—	$(787)

(1)	Based on current ratings.
(2)

As of December 31, 2009, 41.0% of the commercial mortgage-backed securities related to loans with fixed interest rates and 59.0% related to loans with floating interest rates. The average original loan-to-value ratio for commercial mortgage-backed securities included in the fixed maturity securities portfolio was 62.0%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Commercial Mortgage Loans Summary

(amounts in millions)

	December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,005	27%	$2,025	26%	$2,065	26%	$2,093	26%	$2,137	26%
South Atlantic	1,711	23	1,834	24	1,864	24	1,901	24	1,958	24
Middle Atlantic	1,005	13	1,016	13	1,040	13	1,049	13	1,083	13
East North Central	728	10	742	10	766	10	779	10	791	10
Mountain	650	9	658	9	684	9	697	9	746	9
West South Central	331	4	337	4	343	4	348	4	357	4
West North Central	389	5	396	5	400	5	411	5	434	5
East South Central	230	3	237	3	241	3	247	3	252	3
New England	492	6	493	6	495	6	520	6	520	6

Subtotal	7,541	100%	7,738	100%	7,898	100%	8,045	100%	8,278	100%

Allowance for losses	(48)		(41)		(33)		(29)		(23)
Unamortized fees and costs	6		7		7		7		7

Total	$7,499		$7,704		$7,872		$8,023		$8,262

Property Type
Office	$2,025	27%	$2,052	27%	$2,097	26%	$2,125	26%	$2,182	26%
Industrial	1,979	26	2,008	26	2,047	26	2,099	26	2,143	26
Retail	2,115	28	2,246	29	2,286	29	2,320	29	2,393	29
Apartments	832	11	847	11	855	11	881	11	902	11
Mixed use/other	590	8	585	7	613	8	620	8	658	8

Subtotal	7,541	100%	7,738	100%	7,898	100%	8,045	100%	8,278	100%

Allowance for losses	(48)		(41)		(33)		(29)		(23)
Unamortized fees and costs	6		7		7		7		7

Total	$7,499		$7,704		$7,872		$8,023		$8,262

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$41		$33		$29		$23		$21
Provisions	7		8		4		6		2
Releases	—		—		—		—		—

Ending balance	$48		$41		$33		$29		$23

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Commercial Mortgage Loans Summary

(amounts in millions)

Loan Size	December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$3,146	42%	$3,170	41%	$3,265	41%	$3,314	41%	$3,399	41%
$5 million but less than $10 million	1,711	23	1,754	23	1,783	23	1,853	23	1,946	24
$10 million but less than $20 million	1,418	19	1,449	19	1,460	19	1,481	19	1,513	18
$20 million but less than $30 million	312	4	314	4	335	4	337	4	358	4
$30 million and over	955	12	1,046	13	1,047	13	1,049	13	1,050	13

Subtotal	7,542	100%	7,733	100%	7,890	100%	8,034	100%	8,266	100%

Net premium/discount	(1)		5		8		11		12

Total	$7,541		$7,738		$7,898		$8,045		$8,278

Commercial Mortgage Loan Information by Vintage

(loan amounts in millions)

December 31, 2009

Loan Year	Total Loan Balance	Delinquent Loan Balance	Number of Loans	Number of Delinquent Loans	Average Balance Per Loan	Average Balance Per Delinquent Loan	Average Loan-To-Value(1)
2004 and prior	$2,644	$5	1,039	2	$3	$3	49%
2005	1,607	—	320	—	$5	$—	63%
2006	1,521	9	290	2	$5	$4	70%
2007	1,458	73	203	2	$7	$37	80%
2008	295	—	61	—	$5	$—	77%
2009(2)	16	—	518	—	$—	$—	—%

Total	$7,541	$87	2,431	6	$3	$15	63%

(1)	Represents loan-to-value at origination.
(2)	Loan balance represents reverse mortgage originations not sold as of December 31, 2009 and number of loans represents total reverse mortgage loan originations for 2009.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$621	$610	$604	$623	$2,458	$684	$715	$715	$764	$2,878
Fixed maturity securities—non-taxable	22	27	28	30	107	29	29	26	25	109
Commercial mortgage loans	103	106	109	114	432	121	123	136	143	523
Equity securities	4	6	3	3	16	4	5	10	10	29
Other invested assets	20	24	26	8	78	8	20	22	18	68
Limited partnerships(1)	—	(20)	(33)	(107)	(160)	(35)	(31)	(10)	6	(70)
Policy loans	28	19	52	44	143	40	43	40	39	162
Cash, cash equivalents and short-term investments	9	9	14	17	49	30	36	41	25	132

Gross investment income before expenses and fees	807	781	803	732	3,123	881	940	980	1,030	3,831
Expenses and fees	(25)	(22)	(22)	(21)	(90)	(24)	(22)	(27)	(28)	(101)

Net investment income	$782	$759	$781	$711	$3,033	$857	$918	$953	$1,002	$3,730

Annualized Yields
Fixed maturity securities—taxable	5.1%	5.2%	5.2%	5.4%	5.2%	5.6%	5.5%	5.4%	5.7%	5.6%
Fixed maturity securities—non-taxable	4.6%	4.6%	4.6%	4.6%	4.7%	4.5%	4.7%	4.5%	4.6%	4.6%
Commercial mortgage loans	5.4%	5.5%	5.5%	5.6%	5.5%	5.8%	5.8%	6.2%	6.4%	6.1%
Equity securities	9.5%	12.8%	3.6%	4.6%	7.0%	4.9%	5.0%	10.3%	11.2%	8.2%
Other invested assets	7.1%	7.7%	7.6%	1.8%	5.5%	2.2%	10.9%	11.7%	10.9%	7.1%
Limited partnerships(1)	-0.1%	-13.4%	-21.3%	-62.1%	-26.8%	-19.5%	-17.7%	-5.9%	3.3%	-10.3%
Policy loans	8.1%	4.4%	10.5%	9.6%	8.4%	9.0%	9.4%	9.2%	9.4%	9.2%
Cash, cash equivalents and short-term investments	0.5%	0.5%	0.7%	0.8%	0.6%	1.7%	2.6%	3.3%	2.9%	2.5%

Gross investment income before expenses and fees	4.7%	4.5%	4.7%	4.2%	4.5%	4.9%	5.2%	5.4%	5.8%	5.3%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.2%	-0.1%

Net investment income	4.6%	4.4%	4.6%	4.1%	4.4%	4.8%	5.1%	5.3%	5.6%	5.2%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(7)	$(13)	$(9)	$(28)	$(57)	$(5)	$(78)	$(6)	$(1)	$(90)
U.S. government, agencies and government-sponsored enterprises	11	—	—	—	11	—	5	6	—	11
Foreign corporate	8	10	(1)	(1)	16	(3)	(4)	8	—	1
Foreign government	2	1	1	2	6	9	7	7	2	25
Tax exempt	20	26	—	1	47	—	—	3	—	3
Mortgage-backed securities	(3)	4	(2)	4	3	(6)	2	—	—	(4)
Asset-backed securities	—	(4)	(8)	—	(12)	(4)	—	(1)	—	(5)
Equity securities	2	1	1	—	4	(1)	(18)	—	1	(18)
Foreign exchange	(2)	3	—	—	1	1	—	—	—	1

Total net realized gains (losses) on available-for-sale securities	31	28	(18)	(22)	19	(9)	(86)	17	2	(76)

Impairments:
Sub-prime residential mortgage-backed securities:
AA	(2)	(1)	—	(11)	(14)	(3)	—	—	(2)	(5)
A	(1)	—	—	(1)	(2)	(2)	(3)	(8)	(3)	(16)
BBB	(1)	(2)	(3)	(3)	(9)	(18)	(2)	(4)	(8)	(32)
Below BBB	(25)	(25)	(23)	(33)	(106)	(99)	(44)	(40)	(15)	(198)
Alt-A residential mortgage-backed securities:
AAA	—	—	—	—	—	—	(5)	—	—	(5)
AA	—	—	(6)	(6)	(12)	(16)	(5)	(4)	—	(25)
A	—	—	(1)	(18)	(19)	(27)	(7)	(16)	(20)	(70)
BBB	—	—	—	(1)	(1)	(16)	(12)	(5)	(10)	(43)
Below BBB	(18)	(19)	(11)	(58)	(106)	(38)	(26)	(35)	(17)	(116)

Total sub-prime and Alt-A residential mortgage-backed securities	(47)	(47)	(44)	(131)	(269)	(219)	(104)	(112)	(75)	(510)

Prime residential mortgage-backed securities:
AA	—	—	—	(12)	(12)	—	—	—	—	—
A	—	—	(1)	(8)	(9)	(32)	(2)	(5)	(5)	(44)
BBB	—	—	—	(3)	(3)	(13)	(1)	(3)	(1)	(18)
Below BBB	(10)	(13)	(18)	(1)	(42)	(26)	(4)	—	—	(30)
Change in intent:
Alt-A	—	—	—	—	—	—	(30)	(55)	—	(85)
Sub-prime	—	—	—	—	—	—	(19)	(159)	—	(178)
Prime	—	—	—	—	—	—	(4)	(1)	—	(5)
Automobile	—	—	—	—	—	—	(2)	—	—	(2)
Other mortgage-backed securities	—	—	—	—	—	(1)	—	—	(1)	(2)
Other asset-backed securities	—	—	(2)	(9)	(11)	(2)	(2)	—	—	(4)
Commercial mortgage-backed securities (CMBS):
A	(1)	—	—	(9)	(10)	—	—	—	(3)	(3)
BBB	—	(2)	—	—	(2)	(1)	(2)	—	(1)	(4)
Below BBB	(1)	(1)	(6)	(10)	(18)	(4)	(4)	(1)	(3)	(12)
Corporate fixed maturity securities	(6)	(15)	(1)	(37)	(59)	(206)	(131)	(20)	(32)	(389)
Financial hybrid securities	(4)	(47)	(4)	(155)	(210)	—	(14)	—	—	(14)
Retained interest on securitized assets	—	—	(23)	—	(23)	—	—	—	—	—
Foreign government fixed maturity securities	—	—	—	—	—	(13)	—	—	—	(13)
Limited partnerships	—	—	—	—	—	—	(1)	—	—	(1)
Equity securities	—	—	—	(13)	(13)	(11)	(56)	(3)	—	(70)
Commercial mortgage loans	(5)	(2)	—	—	(7)	(1)	—	—	—	(1)

Total impairments	(74)	(127)	(99)	(388)	(688)	(529)	(376)	(359)	(121)	(1,385)

Net unrealized gains (losses) on trading securities	5	10	7	(8)	14	(18)	(6)	1	(5)	(28)
Derivative instruments	6	12	75	(79)	14	473	(60)	6	(22)	397
Bank loans	—	4	4	—	8	(13)	(3)	—	(2)	(18)
Limited partnerships	(26)	—	—	—	(26)	—	—	—	—	—
Commercial mortgage loans held-for-sale market valuation allowance	(5)	(6)	(3)	(4)	(18)	(1)	—	(1)	1	(1)

Net investment gains (losses), net of taxes	(63)	(79)	(34)	(501)	(677)	(97)	(531)	(336)	(147)	(1,111)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	10	18	(25)	18	21	8	53	15	19	95
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	(1)	(1)	—	—	(2)	—	—	—	—	—

Net investment gains (losses), net of taxes and other adjustments, available to Genworth Financial, Inc.’s common stockholders	$(54)	$(62)	$(59)	$(483)	$(658)	$(89)	$(478)	$(321)	$(128)	$(1,016)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$(460)	$(821)	$(1,098)	$(1,157)	$(572)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,038	$12,013	$12,057	$12,242	$12,486
GAAP Basis ROE (1) divided by (2)	-3.8%	-6.8%	-9.1%	-9.5%	-4.6%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$198	$(103)	$36	$239	$469
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,038	$12,013	$12,057	$12,242	$12,486
Operating ROE (1) divided by (2)	1.6%	-0.9%	0.3%	2.0%	3.8%

	Three months ended
Quarterly Average ROE	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$40	$19	$(50)	$(469)	$(321)
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,417	$12,117	$11,683	$11,758	$12,153
Annualized GAAP Quarterly Basis ROE (3) divided by (4)	1.3%	0.6%	-1.7%	-16.0%	-10.6%

Operating ROE
Net operating income (loss) for the period ended(3)	$94	$81	$9	$14	$(207)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,417	$12,117	$11,683	$11,758	$12,153
Annualized Operating Quarterly Basis ROE (3) divided by (4)	3.0%	2.7%	0.3%	0.5%	-6.8%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 8 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Reconciliation of Expense Ratio

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals (1)	$503	$484	$456	$441	$1,884	$566	$515	$551	$528	$2,160
Total revenues (2)	$2,461	$2,391	$2,483	$1,734	$9,069	$2,629	$2,168	$2,398	$2,753	$9,948

Expense ratio (1) divided by (2)	20.4%	20.2%	18.4%	25.4%	20.8%	21.5%	23.8%	23.0%	19.2%	21.7%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$503	$484	$456	$441	$1,884	$566	$515	$551	$528	$2,160
Less wealth management business	64	58	55	52	229	59	67	67	67	260
Less lifestyle protection insurance business(a)	163	169	160	153	645	191	200	216	200	807
Less expenses related to reorganization(b)	—	—	—	—	—	31	—	—	—	31

Adjusted acquisition and operating expenses, net of deferrals (3)	$276	$257	$241	$236	$1,010	$285	$248	$268	$261	$1,062

Total revenues	$2,461	$2,391	$2,483	$1,734	$9,069	$2,629	$2,168	$2,398	$2,753	$9,948
Less wealth management business	77	71	67	63	278	71	86	86	87	330
Less lifestyle protection insurance business	326	336	334	305	1,301	338	370	431	418	1,557
Less net investment gains (losses)	(96)	(118)	(53)	(756)	(1,023)	(143)	(789)	(518)	(226)	(1,676)

Adjusted total revenues (4)	$2,154	$2,102	$2,135	$2,122	$8,513	$2,363	$2,501	$2,399	$2,474	$9,737

Adjusted expense ratio (3) divided by (4)	12.8%	12.2%	11.3%	11.1%	11.9%	12.1%	9.9%	11.2%	10.5%	10.9%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s wealth management and lifestyle protection insurance businesses. The wealth management and lifestyle protection insurance businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

(a)	Includes severance and other employee related expenses of $7 million associated with the reorganization announced in the fourth quarter of 2008.
(b)	Includes severance and other employee related expenses associated with the reorganization announced in the fourth quarter of 2008.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Reconciliation of Core Premiums

(amounts in millions)

	2009					2008
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,523	$1,492	$1,502	$1,502	$6,019	$1,616	$1,735	$1,709	$1,717	$6,777
Less retirement income—spread-based premiums	39	30	38	47	154	105	181	111	167	564
Less impact of changes in foreign exchange rates	73	(42)	(92)	(120)	(181)	(103)	16	60	65	38

Core premiums	$1,411	$1,504	$1,556	$1,575	$6,046	$1,614	$1,538	$1,538	$1,485	$6,175

Reported premium percentage change from prior year	-5.8%	-14.0%	-12.1%	-12.5%	-11.2%	-3.2%	8.4%	10.3%	13.6%	7.1%
Core premium percentage change from prior year	-12.6%	-2.2%	1.2%	6.1%	-2.1%	5.1%	3.8%	10.0%	9.4%	7.0%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Reconciliation of Core Yield

		2009					2008
	(Assets—amounts in billions)	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$68.5	$69.1	$65.2	$64.5	$68.5	$67.9	$69.3	$73.1	$73.3	$67.9
	Subtract:
	Securities lending	0.9	0.9	1.0	1.1	0.9	1.5	1.7	1.8	2.4	1.5
	Unrealized gains (losses)	(1.3)	(2.0)	(4.4)	(7.0)	(1.3)	(6.3)	(4.4)	(2.3)	(1.6)	(6.3)
	Derivative counterparty collateral	0.6	0.9	0.8	1.2	0.6	1.6	0.6	0.5	0.7	1.6

	Adjusted end of period invested assets	$68.3	$69.3	$67.8	$69.2	$68.3	$71.1	$71.4	$73.1	$71.8	$71.1

(A)	Average Invested Assets Used in Reported and Core Yield Calculation	$68.8	$68.6	$68.5	$70.2	$69.1	$71.3	$72.3	$72.5	$71.6	$71.8
	Subtract: portfolios supporting floating products and non-recourse funding obligations(1)	9.7	10.2	10.7	11.6	10.6	12.6	13.6	14.1	14.1	13.5

(B)	Average Invested Assets Used in Core Yield (excl. Floating and Non-Recourse) Calculation	$59.1	$58.4	$57.8	$58.6	$58.5	$58.7	$58.7	$58.4	$57.5	$58.3

	(Income—amounts in millions)

(C)	Reported—Net Investment Income	$782	$759	$781	$711	$3,033	$857	$918	$953	$1,002	$3,730
	Subtract:
	Bond calls and commercial mortgage loan prepayments	3	8	4	11	26	5	3	13	12	33
	Reinsurance(2)	15	22	26	8	71	11	16	19	15	61
	Other non-core items(3)	14	(5)	1	4	14	(5)	5	2	(1)	1

(D)	Core Net Investment Income	750	734	750	688	2,922	846	894	919	976	3,635
	Subtract: investment income from portfolios supporting floating products and non-recourse funding obligations(1)	16	22	29	23	90	87	111	121	164	483

(E)	Core Net Investment Income (excl. Floating and Non-Recourse)	$734	$712	$721	$665	$2,832	$759	$783	$798	$812	$3,152

(C)/(A)	Reported Yield	4.55%	4.43%	4.56%	4.05%	4.39%	4.81%	5.08%	5.26%	5.60%	5.19%
(D)/(A)	Core Yield	4.36%	4.28%	4.38%	3.92%	4.23%	4.75%	4.95%	5.07%	5.45%	5.06%
(E)/(B)	Core Yield (excl. Floating and Non-Recourse)	4.97%	4.88%	4.99%	4.54%	4.84%	5.18%	5.34%	5.47%	5.65%	5.41%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Floating products refer to institutional products and the non-recourse funding obligations support certain term and universal life insurance reserves in the company’s life insurance business.
(2)

Represents imputed investment income related to a reinsurance agreement in the lifestyle protection insurance business. Includes a $17 million reclassification adjustment in the second quarter of 2009 to interest expense related to the reinsurance arrangements accounted for under the deposit method as these arrangements were in a loss position.

(3)	Includes mark-to-mark adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Industry Ratings

The company’s principal life insurance subsidiaries are rated by Standard and Poor’s (S&P), Moody’s, A.M. Best and Fitch as follows:

Company	S&P	Moody’s	A.M. Best	Fitch
Genworth Life Insurance Company	A	A2	A	A-
Genworth Life Insurance Company (short-term rating)	A-1	P-1	Not rated	Not rated
Genworth Life and Annuity Insurance Company	A	A2	A	A-
Genworth Life and Annuity Insurance Company (short-term rating)	A-1	P-1	Not rated	Not rated
Genworth Life Insurance Company of New York	A	A2	A	A-
Continental Life Insurance Company of Brentwood, Tennessee	Not rated	Not rated	A-	A-
American Continental Insurance Company	Not rated	Not rated	A-	Not rated
The company’s principal mortgage insurance subsidiaries are rated by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	BBB-	Baa2
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A1
Genworth Financial Mortgage Insurance Limited (Europe)	BBB	Baa3
Genworth Residential Mortgage Insurance Corporation of NC	BBB-	Baa2
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAAA	Aa3.mx

The company’s principal lifestyle protection insurance subsidiaries are rated by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The S&P, Moody’s, A.M. Best and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Industry Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. An insurer rated “A” (Strong) has strong financial security characteristics and an insurer rated “BBB” (Good) has good financial security characteristics. The “AA,” “A” and “BBB” ranges are the second-, third- and fourth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A,” “A-,” “BBB” and “BBB-” ratings are the fourth-, sixth-, seventh-, ninth- and tenth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. An obligor rated “mxAAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAAA” rating is the highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and those rated “Baa” (Adequate) offer adequate financial security. The “A” (Good) and “Baa” (Adequate) ranges are the third- and fourth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A1,” “A2,” “Baa2” and “Baa3” ratings are the fifth-, sixth-, ninth-and tenth-highest, respectively, of Moody’s 21 ratings categories. Short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that its “A” (Excellent) and “A-” (Excellent) ratings are assigned to companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) and “A-” (Excellent) ratings are the third- and fourth-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “F.”

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of eight financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A-” rating is the seventh-highest of Fitch’s 21 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. Given the restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

S&P, Moody’s, A.M. Best, Fitch and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

Alicia.Charity@genworth.com